SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MAINSTAY FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY FUNDS TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 23, 2017

September 8, 2017

To Our Shareholders:

I am writing to ask for your vote on several important matters concerning MainStay Funds Trust (the “Trust”). The Trust currently offers 36 separate series (collectively, the “Funds”). The Funds are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that a Special Meeting of Shareholders (with any postponements or adjournments, “Special Meeting”) of the Funds will be held on October 23, 2017, beginning at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010.

At the Special Meeting, as explained in the accompanying Proxy Statement, you will be asked to vote on the following proposals (“Proposals”):

1.	To elect eight Trustees to the Board of Trustees of the Trust;

2.	To approve amendments of the fundamental investment restrictions for certain Funds; and

3.	To transact such other business as may properly come before the Special Meeting.

Proposal 1, which concerns all of the Funds, and Proposal 2, which concerns only certain Funds, are described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. After careful consideration, the Board of Trustees of the Trust recommends that you read the enclosed materials carefully and then submit a vote FOR Proposal 1 and FOR Proposal 2.

Your vote is very important regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on October 23, 2017. You will receive a proxy card that outlines several ways to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote. If you have any questions regarding your vote, please call 800-MAINSTAY (624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,

/s/ Stephen P. Fisher

Stephen P. Fisher, President

Encl.

MAINSTAY FUNDS TRUST

51 Madison Avenue
New York, New York 10010

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Conservative Allocation Fund

MainStay Cornerstone Growth Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund
MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay High Yield Municipal Bond Fund

MainStay Indexed Bond Fund
MainStay International Opportunities Fund

MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

MainStay S&P 500 Index Fund

MainStay Short Duration High Yield Fund
MainStay Tax Advantaged Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay U.S. Equity Opportunities Fund

The thirty-six series of MainStay Funds Trust listed above are referred to collectively as the “Funds”.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 23, 2017

The Proxy Statement is also available at: www.mainstayinvestments.com/otherregulatorydocuments

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the Funds, each a series of MainStay Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010, on October 23, 2017, beginning at 11:00 a.m., Eastern time.

At the Special Meeting, and as described in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following proposals (the “Proposals”):

1.	To elect eight Trustees to the Board of Trustees of the Trust;

2.	To approve amendments of the fundamental investment restrictions for certain Funds; and

3.	To transact such other business as may properly come before the Special Meeting.

The Board of Trustees of the Trust (the “Board”) has recommended that Proposal 1 be presented to all shareholders of the Funds, and that Proposal 2 be presented to the shareholders of certain Funds for their consideration and approval. Although the Board believes that the Proposals are in the best interest of each Fund, the final decision to approve each Proposal is up to you. After careful consideration, the Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Please see the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote at the Special Meeting if you were a shareholder of a Fund as of the close of business on August 24, 2017. If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll free at 800-690-6903 to reach an automated touchtone voting line, or call toll-free 1-877-777-5216 to reach a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time. If you have questions about the meeting agenda or about how to vote your shares, please call toll-free 800-MAINSTAY (624-6782) to reach a live operator Monday through Friday 8:30 a.m. to 5:00 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

September 8, 2017

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY FUNDS TRUST
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT September 8, 2017

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Conservative Allocation Fund

MainStay Cornerstone Growth Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund
MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay High Yield Municipal Bond Fund

MainStay Indexed Bond Fund
MainStay International Opportunities Fund

MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

MainStay S&P 500 Index Fund

MainStay Short Duration High Yield Fund
MainStay Tax Advantaged Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay U.S. Equity Opportunities Fund

The thirty-six series of MainStay Funds Trust listed above are referred collectively as the “Funds”.

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 23, 2017

The Proxy Statement is also available at: www.mainstayinvestments.com/otherregulatorydocuments

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the Funds, for a Special Meeting of shareholders of the Funds (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on October 23, 2017, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about September 8, 2017, to all shareholders of record of each Fund as of the close of business on August 24, 2017 (“Record Date”).

At the Special Meeting, and as described in this Proxy Statement, shareholders of the Funds will be asked to consider and approve the following proposals (the “Proposals”):

1.	To elect eight Trustees to the Board of Trustees of the Trust;

2.	To approve amendments of the fundamental investment restrictions for certain Funds; and

3.	To transact such other business as may properly come before the Special Meeting.

The Board has recommended that Proposal 1 be presented to all shareholders of the Funds and that Proposal 2 be presented to the shareholders of certain Funds for their consideration and approval. Although the Trustees believe that the Proposals are in the best interests of each Fund, the final decision to approve each Proposal is up to you. After careful consideration, the Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders who owned shares of any class of a Fund on the Record Date are entitled to vote at the Special Meeting. Each share of a Fund that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposal applicable to the Fund and such other matters applicable to the Fund as may properly come before the Special Meeting. A fractional share has a fractional vote.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you carefully read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL 1

ELECTION OF TRUSTEES

Affected Funds: All Funds

What are Shareholders Being Asked to Approve?

The purpose of this Proposal is to elect eight Trustees to the Board. At a Board meeting held on June 22, 2017, the current Trustees unanimously nominated the eight persons described below for election as Trustees (each a “Nominee”). Each Nominee also currently serves as a Trustee.

Members of the Board’s Nominating and Governance Committee (the “Committee”) considered each Nominee’s qualifications in accordance with the Committee’s policies and procedures for the consideration of board member candidates (which can be found in Appendix B) and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board.

Why are Shareholders Being Asked to Elect Trustees Now?

Although each Nominee currently serves as a Trustee, not all of the Trustees were elected to his or her position by the shareholders of the Trust. Instead, certain of these Trustees were appointed by the Board. The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, under the Investment Company Act of 1940, as amended (the “1940 Act”), at least two-thirds of the Trustees must have been elected by shareholders before the Board may fill any vacancy on the Board that may arise through an appointment and without the need for shareholder approval. The Trust is currently below the minimum two-thirds requirement and needs to elect Trustees for the Board to be able to add new Board members through appointment. By electing (or re-electing, as the case may be) all Trustees, the Board will be able to add new members (consistent with the two-thirds requirement) without the expense of conducting additional shareholder meetings.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board.

Who are the Nominees to the Board?

The table below lists the Nominees, their ages, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, number of funds currently overseen by the Nominee, and other directorships held outside of the Trust. A table with similar information concerning the officers of the Trust is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

Nominees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) are referred to herein as “Independent Trustees.” The Nominee who is deemed to be an “interested person” of the Trust under the 1940 Act is referred to as the “Interested Trustee.”

The Board oversees the Trust, The MainStay Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the subadvisors, and elects the officers of the Trust who are responsible for the day-to-day operations of the Trust. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board's retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, if elected, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire.

Interested Trustee NOMINEE

NAME AND AGE	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung* Age: 55	Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 1, 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81

The MainStay Funds: Trustee since January 2017 (12 funds);
MainStay VP Funds Trust: Trustee since January 2017 (32 portfolios); and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2017.

* This Trustee is considered to be an “interested person” of the MainStay Group of Funds, which consists of the Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Independent Trustee NOMINEES

NAME AND AGE	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

David H. Chow Age: 59	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81

The MainStay Funds:

Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)(12 funds); MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and

Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley Age: 66	Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	81

The MainStay Funds:

Chairman since January 2017 and Trustee since 2007 (12 funds);

MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (32 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).

Alan R. Latshaw Age: 66	Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds); MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (32 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

NAME AND AGE	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Peter Meenan Age: 75	Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson–United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	he MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. Age: 70	Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2006 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold Age: 59	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81

The MainStay Funds:

Trustee since January 2016, Advisory Board Member (June 2015 to December 2015 (12 funds)); MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); Allstate Corporation: Director since 2015; MSCI, Inc.; Director Since March 2017 and Boston University: Trustee since 2014.

Richard S. Trutanic Age: 65	Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	The MainStay Funds: Trustee since 1994 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

Qualifications of Nominees

In concluding that the Nominees should serve as Trustees, the Board took into account, in addition to the information provided in the table above and among other things, each Nominee’s specific experience, qualifications, attributes, or skills as summarized below.

Ms. Hung. Ms. Hung has been a Trustee since January 2017. She has been the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC (“NYLIM”), New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Under her leadership, NYLIM was the primary driver of the investment management division’s growth in earnings and nearly threefold increase in third party assets under management to $280 billion as of November 30, 2016. Ms. Hung was previously Co-President of NYLIM and Chairman of NYLIM International, where she broadened the firm’s fixed income, equity and alternative capabilities and global boutique presence organically and through acquisition, most recently with the addition of two internationally based boutiques – Candriam Investors Group and Ausbil – along with IndexIQ, a leading alternatives and strategic beta ETF provider. She also led the firm’s successful expansion into Europe, Asia and Australia. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses. She started her career in investment banking with Morgan Stanley, with a focus on real estate. Ms. Hung earned her bachelor’s degree in Mechanical Engineering from Northwestern University and an MBA from Harvard University.

Mr. Chow. Mr. Chow has served as a Trustee since January 2016 and as an Advisory Board Member of the Trust from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since January 2017. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 25 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has served as a trustee of Berea College and is the Vice-Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford since 2009.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since January 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted 63 with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman of the Contracts Committee since January 2017 and as Chairman of the Board from 2013 through 2016. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior executive business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Trustee since January 2016 and as an Advisory Board Member of the Trust from June 2015 to December 2015. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since January 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

OFFICERS OF THE TRUST (WHO ARE NOT TRUSTEES)*

NAME AND AGE	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Stephen P. Fisher Age: 58	President, MainStay Funds Trust (since 2009)

Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**

Jack R. Benintende Age: 53	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp Age:48	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)

Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

J. Kevin Gao Age: 49	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay VP Funds Trust (since 2010)**

NAME AND AGE	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Scott T. Harrington Age: 58	Vice President — Administration, MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Ownership of Securities

As of August 1, 2017, the dollar range of equity securities owned beneficially by each Nominee in the Trust and in any registered investment company overseen by the Nominee within the same family of investment companies as the Trust was as follows:

Interested Trustee Nominee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	MainStay Unconstrained Bond Fund – Over $100,000	Over $100,000

Independent Trustee NOMINEES

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	MainStay S&P 500 Index Fund – Over $100,000	Over $100,000
Susan B. Kerley

MainStay Convertible Fund – Over $100,000

MainStay Cushing Renaissance Advantage Fund – $10,001 - $50,000

MainStay Epoch Global Choice Fund – Over $100,000

MainStay Floating Rate Fund – Over $100,000

MainStay Moderate Allocation Fund – Over $100,000

MainStay Retirement 2020 Fund – Over $100,000

Over $100,000
Alan R. Latshaw	MainStay High Yield Corporate Bond Fund – Over $100,000 MainStay Large Cap Growth Fund – $10,001 - $50,000	Over $100,000
Peter Meenan	MainStay Cushing Renaissance Advantage Fund - $10,001 - $50,000 MainStay High Yield Municipal Bond Fund – Over $100,000 MainStay U.S. Equity Opportunities Fund – Over $100,000	Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund – Over $100,000	Over $100,000
Jacques P. Perold

MainStay Absolute Return Multi-Strategy Fund - Over $100,000

MainStay Common Stock Fund - $50,001 - $100,000

MainStay International Opportunities Fund - $50,001 - $100,000

MainStay Large Cap Growth Fund - $50,001 - $100,000

Over $100,000
Richard S. Trutanic

MainStay Return Absolute Multi-Strategy Fund - $10,001 - $50,000

MainStay Epoch Global Equity Yield Fund – $10,001 - $50,000

MainStay Income Builder Fund – $10,001 - $50,000

MainStay International Opportunities Fund – $1 - $10,000

MainStay Money Market Fund - $50,001 - $100,000

Over $100,000

As of August 1, 2017, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the funds in the fund complex, except that they owned 4.9% of Class I shares of MainStay Moderate Allocation Fund.

Compensation

The following Compensation Table reflects the compensation received by certain Trustees for the year ended April 30, 2017, from the Fund Complex. The Fund Complex consists of the Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund. Prior to January 1, 2017, the Independent Trustees received from the Fund Complex, either directly or indirectly, an annual retainer of $185,000; a fee of $15,000 for each regular Board meeting and associated Committee meeting attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Trustee attended a regular in-person meeting telephonically, and $7,500 per day if a Trustee attended an in-person Board meeting that is not regularly scheduled telephonically. Trustees also were reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board was also paid an annual fee of $80,000 and the Chairmen of each Committee (except the Valuation Committee) each received an annual fee of $20,000. For the fiscal year ended October 31, 2016, Mr. Meenan was Chairman of the Risk and Compliance Oversight Committee but did not receive any compensation for this role. Effective January 1, 2017, the Independent Trustees’ compensation arrangement changed in several ways. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer of $205,000. The Chairmen of the Committees no longer receive an annual fee. In addition, the annual fee paid to the Chairman of the Board was reduced to $60,000. All other elements of the compensation structure remained the same. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

Please note that each Fund, except for MainStay Absolute Return Multi-Strategy Fund, MainStay Tax Advantaged Short Term Bond Fund, MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund, has a fiscal year ending October 31. MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund each have a fiscal year ending November 30. MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund each have a fiscal year ending April 30.

For purposes of this Proxy Statement, the compensation information shown below is as of the more recent fiscal year end (i.e., April 30, 2017).

COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO TRUSTEE[1]
David H. Chow	$1,615	NONE	$277,500
Susan B. Kerley[2]	1,853	NONE	317,500
Alan R. Latshaw	1,670	NONE	287,500
Peter Meenan	1,834	NONE	317,500
Richard H. Nolan, Jr.	1,670	NONE	287,500
Jacques P. Perold	1,615	NONE	277,500
Richard S. Trutanic	2,046	NONE	287,500
1	Includes compensation paid by The MainStay Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund. Effective July 22, 2016, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund were de-registered with the Securities and Exchange Commission (“SEC”) and no longer pay compensation to the Independent Trustees.
2	Effective January 1, 2017, Susan B. Kerley became Chairman of the Board.

Board Structure and Leadership

The Board oversees the business and affairs of the Trust, including oversight of key service providers to the Trust, including the Manager and subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Trust officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Trust and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Trust’s operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Trust because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Trust’s operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Trust. The Audit Committee also meets regularly with the Funds’ independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Trust to report to the Board and the Committees on a variety of risk areas relating to the Trust, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the funds’ performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Trust’s operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Trust’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Trust and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Trust’s compliance program. In order to maintain a robust risk management and compliance program for the Trust, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Trust’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Trust’s service providers to the extent that those policies and procedures relate to the operations of the funds. In addition to the meetings with various parties to oversee the risk management of the Trust, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

Trustees. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 10 meetings during the fiscal year ended April 30, 2017. The Audit Committee held 11 meetings during the fiscal year ended November 30, 2016. The Audit Committee held 11 meetings during the fiscal year ended October 31, 2016.

Contracts Committee. The purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held 5 meetings during the fiscal year ended April 30, 2017. The Contracts Committee held 5 meetings during the fiscal year ended November 30, 2016. The Contracts Committee held 5 meetings during the fiscal year ended October 31, 2016.

Investment Committee. The purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 5 meetings during the fiscal year ended April 30, 2017. The Investment Committee held 5 meetings during the fiscal year ended November 30, 2016. The Investment Committee held 5 meetings during the fiscal year ended October 31, 2016.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the management of the Trust; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee held 4 meetings during the fiscal year ended April 30, 2017. The Nominating and Governance Committee held 4 meetings during the fiscal year ended November 30, 2016. The Nominating and Governance Committee held 4 meetings during the fiscal year ended October 31, 2016.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the “Candidate Policy”), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Trust’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Trust must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) held the shares continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust’s proxy statement, if so designated by the Nominating and Governance Committee and the Trust’s Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Trust. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Trust, their investment adviser and investment subadvisors, and other service providers to the Trust. The Risk and Compliance Oversight Committee also oversees the implementation of the Trust’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The Chief Risk Officer of the Manager shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 4 meetings during the fiscal year ended April 30, 2017. The Risk and Compliance Oversight Committee held 4 meetings during the fiscal year ended November 30, 2016. The Risk and Compliance Oversight Committee held 4 meetings during the fiscal year ended October 31, 2016.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Trust’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended April 30, 2017. The Valuation Committee held 4 meetings during the fiscal year ended November 30, 2016. The Valuation Committee held 4 meetings during the fiscal year ended October 31, 2016.

Valuation Subcommittee. The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Trust’s valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 43 meetings during the fiscal year ended April 30, 2017. The Valuation Subcommittee held 0 meetings during the fiscal year ended November 30, 2016. The Valuation Subcommittee held 132 meetings during the fiscal year ended October 31, 2016.

It is expected that the compensation structure for the Trustees will not change as a result of the approval of the Proposals.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended April 30, 2017, the Board met 9 times. During the fiscal year ended November 30, 2016, the Board met 5 times. During the fiscal year ended October 31, 2016, the Board met 5 times. Each current Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member. The Trust does not hold annual meetings, and therefore, the Board does not have a policy with regard to Board member attendance at such meetings.

Shareholder Approval

The Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Trust-wide basis, and all Funds and classes thereof will vote together on this Proposal.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF THE TRUST

PROPOSAL 2

APPROVAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS

Affected Funds:

MainStay Conservative Allocation Fund

MainStay Epoch U.S. All Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Indexed Bond Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay S&P 500 Index Fund

MainStay Tax Advantaged Short Term Bond Fund

MainStay Total Return Bond Fund

For the purposes of Proposal 2, the terms “Fund” or “Funds” refers only to the Funds listed above.

The 1940 Act requires all mutual funds, including the Funds, to adopt “fundamental” investment restrictions with respect to several specific types of activities, including a Fund’s ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each Fund to state whether it is a “diversified company” or “non-diversified company” as those terms are defined in the 1940 Act.

In addition, the 1940 Act permits each Fund to designate any of its other policies as fundamental policies, as the Fund deems necessary or desirable. Fundamental policies are those that may be modified or eliminated only with the approval of a “majority of the outstanding voting securities” of a Fund, as defined in the 1940 Act. In contrast, policies that are non-fundamental may be modified or eliminated by action of the Board, without shareholder action.

The Board has reviewed the Funds’ current fundamental investment restrictions and, after careful consideration, has unanimously recommended that the current fundamental restrictions be amended, as described below, in order to simplify and modernize the restrictions to reflect current law, to make the restrictions more consistent with those of other funds in the Fund Complex and to increase the investment flexibility of the Funds. If approved by shareholders, the Proposal will take effect on or about October 24, 2017.

Why are Shareholders Being Asked to Approve Changes to the Funds’ Investment Restrictions?

As more fully discussed in each individual sub-proposal below, Proposal 2 is intended to modernize and simplify the Funds’ investment restrictions, increase the investment flexibility of the Funds, and create uniform investment restrictions among the Funds. Presently, many of the Funds’ investment restrictions are more restrictive than the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance issued by the SEC and its staff otherwise require. This unnecessarily limits the Funds’ investment strategies and results in operating inefficiencies and additional costs. In general, the proposed changes are intended to provide the Funds with the maximum investment authority to engage in certain investment strategies and techniques consistent with current law and are generally written with reference to the 1940 Act, the rules and regulations thereunder and other applicable law. In so doing, these restrictions will provide the Funds with the maximum flexibility to invest in a manner consistent with any future changes in the 1940 Act and interpretation and guidance without requiring the Funds to incur the additional expense and time necessary to seek shareholder approval of those changes. Additionally, these changes will allow the Funds to have fundamental investment restrictions which are identical to many other funds in the Fund Complex, thus promoting uniformity, facilitating Board oversight and assisting New York Life Investments and portfolio managers in monitoring the Funds’ compliance with the restrictions.

Due to these and other factors and considerations, the Board recommends that shareholders approve the amendment of the Funds’ current fundamental investment restrictions as described in greater detail below.

What Effect will the Proposed Changes to the Funds’ Investment Restrictions Have on the Funds?

While this Proposal is intended to, among other things, provide New York Life Investments and the Funds’ subadvisors with greater flexibility in managing each Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in each Fund’s Prospectus and Statement of Additional Information.

Importantly, neither New York Life Investments nor the Funds’ subadvisors presently intends to alter materially the way in which they manage any of the Funds, and therefore believe that the proposed changes will not, either individually or in the aggregate, materially affect the investment risk currently associated with any Fund. No material change would be made to the manner in which a Fund invests or operates without prior Board approval and an appropriate amendment to the Fund’s Prospectus and/or Statement of Additional Information, if necessary.

Shareholder Approval

Each Fund will vote on Proposals 2.A through 2.H separately. Approval of each of Proposals 2.A through 2.H with respect to each Fund requires a separate affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Should a Fund’s shareholders not approve a specific Proposal to amend a particular fundamental investment restriction, the Fund’s current fundamental investment restriction would continue to apply unchanged. The effectiveness of any of Proposals 2.A through 2.H, if approved by shareholders of a Fund, is not contingent upon the approval of any other such Proposals by shareholders of the Fund.

Please see the section entitled “Voting Information” for more details.

PROPOSAL 2.A — BORROWING

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding borrowing states that each Fund may not:

Borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.A is approved by shareholders, each Fund’s fundamental investment restriction regarding borrowing would state that each Fund:

May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a mutual fund to borrow from banks in an amount up to 33 1/3% of the fund’s assets, including the amount borrowed. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the asset coverage should fall below 300% of the amount borrowed as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell the portfolio holdings at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing.

Borrowing tends to exaggerate the effect on a fund’s net asset value per share of any changes in the market value of the fund’s portfolio securities. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds. The additional costs and risks to which the Fund may be exposed because of borrowing are limited, however, by the borrowing limitations imposed by the 1940 Act and any other law, rule, exemption or interpretation thereof that may be applicable.

The current fundamental investment restriction is consistent with the 1940 Act’s limit on borrowing. However, the proposed fundamental investment restriction would permit the funds to borrow for any purpose to the full extent permitted by the 1940 Act and would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to engage in additional borrowing.

PROPOSAL 2.B — SENIOR SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding issuing senior securities states:

Each Fund may not borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.B is approved by shareholders, each Fund’s fundamental investment restriction regarding issuing senior securities would read:

May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

A “senior security” means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

The proposed fundamental investment restriction will not change the current extent to which a Fund can issue senior securities. Rather, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

PROPOSAL 2.C — UNDERWRITING SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding underwriting securities states:

Each Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”).

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.C is approved by shareholders, each Fund’s fundamental investment restriction regarding underwriting securities would read:

Each Fund may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The current investment restriction prohibits each Fund from acting as an underwriter (as that term is defined in the 1933 Act) unless the Fund is technically acting as an underwriter under the 1933 Act in connection with selling portfolio securities.  The exception under the current fundamental investment restriction refers to a provision under the 1933 Act whereby a person who purchases unregistered securities from an issuer and then resells such securities to the public could be deemed to be an underwriter.  However, the current fundamental investment restriction is more restrictive than necessary as the Investment Company Act permits investment companies such as the Funds to act as underwriters subject to certain limitations.  Accordingly, even though the Funds do not intend at this time to engage in underwriting activities, the proposed fundamental investment restriction would provide the Funds with maximum flexibility to participate in future investment opportunities to the fullest extent permitted by law and subject to each Fund’s investment objective and strategies.

However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1933 Act and the rules and interpretive guidance provided thereunder. Notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to permit additional underwriting activities.

PROPOSAL 2.D — REAL ESTATE

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding investments in real estate states:

May not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.D is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in real estate would read:

Each Fund may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The proposed fundamental investment restriction would provide the Funds greater flexibility with respect to investments or transactions in real estate, as permitted under the 1940 Act. For example, the proposed fundamental investment restriction clarifies the Funds’ ability to acquire or lease office space for their own use, in addition to holding and selling real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would continue to be able to purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

PROPOSAL 2.E — COMMODITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding investments in commodities states:

May not purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and Statement of Additional Information, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.E is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in commodities would read:

Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The current fundamental investment restriction regarding commodities prohibits the Funds from investing in commodities or commodity contracts, with certain exceptions. The proposed fundamental investment restriction more clearly indicates that this limitation applies to physical commodities or contracts relating to physical commodities. The proposed fundamental investment restriction would permit the Funds to purchase or sell commodities and contracts, instruments and interests related to commodities to the fullest extent permitted by the 1940 Act and would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

The proposed fundamental investment restriction does not limit each Fund’s ability to purchase other types of financial instruments or derivatives, certain of which may be deemed to be commodity contracts. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and other institutional investors. As described in the applicable Prospectus and the Statement of Additional Information, the Funds are able to invest in certain types of financial instruments or derivatives, including, but not limited to, futures contracts, options or futures contracts, spot or forward currency contracts and foreign currency options.

Derivatives are investments the value of which depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will unable to honor its contractual obligations to the Fund.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategy be changed to engage in additional derivatives investments.

PROPOSAL 2.F — MAKING LOANS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding making loans states:

May not lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.F is approved by shareholders, each Fund’s fundamental investment restriction regarding making loans would read:

Each Fund may make loans to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Current SEC guidance limits loans of a fund’s securities to one-third of the fund’s assets, including any collateral received from the loan, provided that loans, among other things, are 100% collateralized by cash or cash equivalents, and limits the amount of loans a fund may invest in to one-third of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements. The Funds’ current fundamental investment restrictions are consistent with this limitation. However, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

The proposed change permits the Funds to engage in all forms of lending, including securities lending and participation in the Funds’ Interfund Lending Program, to the extent permitted by the 1940 Act and by SEC guidance. It is not currently anticipated that the Funds would engage in forms of lending other than as described in each Fund’s Prospectus and Statement of Additional Information.

PROPOSAL 2.G — CONCENTRATION OF INVESTMENTS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION: The Funds’ current fundamental investment restriction regarding concentration of investments states:

May not invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be “periodically industry concentrated,” (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.G is approved by shareholders, each Fund’s fundamental investment restriction regarding concentration of investments would read:

Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

Discussion of Proposed Modification

Each Fund currently has, and will continue to have, a fundamental investment restriction that specifies whether the Fund may concentrate its investments in any one industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) normally constitutes concentration. For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry. The exclusion set forth above with respect to tax-exempt securities does not include municipal securities whose payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuers (such as private activity and revenue bonds).

For purposes of determining compliance with a Fund’s policy on concentrating its investments in any one industry, the Funds generally do not look through investments in underlying investment companies for purposes of applying their concentration limitations, unless the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Funds’ concentration limitation.

The Funds’ current fundamental investment restrictions are more prohibitive than this interpretation. The proposed fundamental investment restriction aligns the concentration limit with that of the 1940 Act and allows the Funds the flexibility to take advantage of any future changes in the 1940 Act and the rules and interpretive guidance issued thereunder.

PROPOSAL 2.H — DIVERSIFICATION

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS: The Funds’ current fundamental investment restrictions regarding diversification states:

Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If Proposal 2.H is approved by shareholders, each Fund’s sub-classification as a diversified Fund would read:

Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As the term “diversified” is used in the 1940 Act, and as reflected in the Funds’ current fundamental investment restrictions, a diversified portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” portfolio is any portfolio that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Fund’s designation as a diversified Fund. Instead, the proposed change would modify the Funds’ fundamental investment restriction regarding each Fund’s sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Therefore, the proposed fundamental investment restriction will enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of “diversified” as embodied in the Funds’ current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 2.G) or other investment restrictions of the Funds. In addition, each of the Funds will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, including the requirement that at the end of each quarter of a Fund’s taxable year, with respect to 50% of the value of the Fund’s total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer’s outstanding voting securities.

***

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE PROPOSALS 2.A THROUGH 2.H.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held on October 23, 2017, at 11:00 a.m. Eastern time, at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	Vote on the Internet at the website address printed on your proxy ballot;
•	Call the toll-free number printed on your proxy ballot; or
•	Vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given by submitting a later-dated proxy or a written notice of revocation to the Funds within the voting period. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

Only shareholders of the Funds as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders entitled to cast 33⅓% of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business.

Voting Requirements - Proposal 1

When a quorum is present, the Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. A “plurality” means that Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Trustees. Since the Nominees are running unopposed, each Nominee only needs one vote to be elected if there is a quorum present at the Special Meeting. This Proposal applies on a Trust-wide basis, and all Funds and classes thereof will vote together on this Proposal.

Voting Requirements - Proposal 2

When a quorum is present, approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of each affected Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Funds will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes have no effect on Proposal 1, but will have the same effect as shares voted against Proposal 2, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a Proposal, the shares will be voted in favor of the Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by the Funds. The proxy costs are estimated to be between $1.2 million and $1.5 million. The Trust has retained Broadridge Financial Solutions, Inc. to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, a Fund, their respective affiliates, or, in New York Life Investments’ discretion Broadridge Financial Solutions, Inc. or another, a commercial firm retained for this purpose.

The Funds will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER INFORMATION

Ownership of Shares

The shareholders that owned of record or beneficially five percent or more of a class of any Fund’s outstanding shares as of the Record Date can be found in Exhibit A.

Principal Accountant Fees, Services and Independence

More information regarding the principal accountant services provided to the Trust and resulting fees paid by the Trust in addition to certain matters related to the independence of the principal accountant can be found in Exhibit B.

 Annual Meetings and Shareholder Meetings

The Funds normally do not hold meetings of shareholders except as required under the 1940 Act and applicable laws. Any shareholder proposal for a shareholder meeting must be presented to a Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Funds do not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Vote of Fund Shares by New York Life Investments.

The Trust includes four Asset Allocation Funds and six Retirement Funds (the “Allocation Funds”), which may invest in and own shares of a Fund directly. In that event, the Allocation Funds’ investment manager, New York Life Investments and/or its affiliates has the discretion to vote all or some of a Fund’s shares on a Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Fund. The Funds have been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed a Fund not to, only one copy of this proxy solicitation may be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-MAINSTAY (624-6782). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with a Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-MAINSTAY (624-6782).

Shareholder Reports

The Funds will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to shareholders. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as each Fund’s principal underwriter and distributor for the Fund's shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to each Fund, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, administers each Fund's business affairs.

Exhibit A

Fund Name	Share Class	Total Shares Outstanding
MainStay Absolute Return Multi-Strategy Fund	Fund Total	11,634,650.280
	Class A	540,294.585
	Class C	73,080.813
	Class I	10,897,636.000
	Investor Class	123,638.882
MainStay Balanced Fund	Fund Total	22,958,300.161
	Class A	7,535,183.405
	Class B	771,762.010
	Class C	2,940,672.391
	Class I	8,721,281.542
	Class R1	59,996.009
	Class R2	187,021.548
	Class R3	179,210.520
	Investor Class	2,563,172.736
MainStay California Tax Free Opportunities Fund	Fund Total	26,154,135.184
	Class A	9,710,579.411
	Class C	2,628,818.576
	Class I	13,778,682.892
	Investor Class	36,054.305
MainStay Conservative Allocation Fund	Fund Total	37,562,749.197
	Class A	21,515,629.772
	Class B	2,463,971.008
	Class C	6,089,306.517
	Class I	1,043,304.505
	Class R3	4,930.459
	Investor Class	6,445,606.936
MainStay Cornerstone Growth Fund	Fund Total	18,892,466.626
	Class A	9,011,886.112
	Class B	992,975.150
	Class C	150,404.806
	Class I	2,078,190.376
	Class R2	1,498.968
	Investor Class	6,657,511.214
MainStay Cushing Energy Income Fund	Fund Total	14,780,916.656
	Class A	7,600,650.062
	Class C	3,412,690.655
	Class I	3,020,481.825
	Investor Class	747,094.114
MainStay Cushing MLP Premier Fund	Fund Total	106,666,701.546
	Class A	22,620,696.957
	Class C	41,848,978.171
	Class I	41,945,971.520
	Investor Class	251,054.898

Exhibit A-1

MainStay Cushing Renaissance Advantage Fund	Fund Total	9,446,633.578
	Class A	1,420,166.766
	Class C	1,005,418.977
	Class I	6,826,317.531
	Investor Class	194,730.304
MainStay Emerging Markets Equity Fund	Fund Total	14,926,358.254
	Class A	767,267.889
	Class C	198,497.175
	Class I	13,829,629.447
	Investor Class	130,963.743
MainStay Epoch Capital Growth Fund	Fund Total	8,499,788.702
	Class A	8,761.392
	Class C	2,500.000
	Class I	8,483,566.300
	Investor Class	4,961.010
MainStay Epoch Global Choice Fund	Fund Total	9,298,937.069
	Class A	239,835.669
	Class C	77,925.146
	Class I	8,940,604.098
	Investor Class	40,572.156
MainStay Epoch Global Equity Yield Fund	Fund Total	205,980,160.477
	Class A	40,283,904.389
	Class C	10,040,880.825
	Class I	150,833,399.032
	Class R2	14,850.582
	Class R3	18,489.361
	Class R6	4,177,459.654
	Investor Class	611,176.634
MainStay Epoch International Choice Fund	Fund Total	17,844,299.870
	Class A	947,365.679
	Class C	334,266.301
	Class I	15,431,492.614
	Class R1	23,349.324
	Class R2	666,525.551
	Class R3	213,533.230
	Investor Class	227,767.171
MainStay Epoch International Small Cap Fund	Fund Total	1,548,477.194
	Class A	175,000.513
	Class C	37,322.901
	Class I	1,289,964.408
	Investor Class	46,189.372

Exhibit A-2

MainStay Epoch U.S. All Cap Fund	Fund Total	26,694,668.619
	Class A	1,028,737.763
	Class B	170,103.281
	Class C	175,857.815
	Class I	24,790,184.019
	Investor Class	529,785.741
MainStay Epoch U.S. Equity Yield Fund	Fund Total	76,073,720.133
	Class A	23,137,469.058
	Class B	1,731,525.748
	Class C	3,677,282.977
	Class I	35,299,822.590
	Class R1	110,171.583
	Class R2	602,263.474
	Class R3	320,695.836
	Class R6	45,972.238
	Investor Class	11,148,516.629
MainStay Epoch U.S. Small Cap Fund	Fund Total	18,717,368.738
	Class A	4,149,454.352
	Class B	578,065.295
	Class C	662,393.786
	Class I	10,438,562.082
	Class R1	15,216.386
	Class R2	4,215.563
	Class R3	5,185.674
	Investor Class	2,864,275.600
MainStay Floating Rate Fund	Fund Total	161,628,799.578
	Class A	39,852,520.694
	Class B	758,960.581
	Class C	17,097,311.689
	Class I	100,656,663.483
	Class R3	5,647.168
	Investor Class	3,257,695.963
MainStay Growth Allocation Fund	Fund Total	23,350,360.352
	Class A	9,392,318.869
	Class B	2,800,512.325
	Class C	1,814,340.970
	Class I	365,740.733
	Class R3	3,590.098
	Investor Class	8,973,857.357
MainStay High Yield Municipal Bond Fund	Fund Total	268,313,941.331
	Class A	70,110,777.908
	Class C	32,015,005.702
	Class I	165,788,421.481
	Investor Class	399,736.240

Exhibit A-3

MainStay Indexed Bond Fund	Fund Total	12,023,949.663
	Class A	1,975,431.981
	Class I	9,589,315.484
	Investor Class	459,202.198
MainStay International Opportunities Fund	Fund Total	75,388,648.441
	Class A	5,639,897.576
	Class C	4,356,640.373
	Class I	64,921,799.290
	Investor Class	470,311.202
MainStay Moderate Allocation Fund	Fund Total	52,499,706.360
	Class A	27,721,880.411
	Class B	4,995,333.418
	Class C	5,142,004.890
	Class I	1,025,717.879
	Class R3	14,791.084
	Investor Class	13,599,978.678
MainStay Moderate Growth Allocation Fund	Fund Total	47,745,116.266
	Class A	21,827,434.444
	Class B	5,083,508.110
	Class C	3,614,600.337
	Class I	507,789.547
	Class R3	11,582.122
	Investor Class	16,700,201.706
MainStay New York Tax Free Opportunities Fund	Fund Total	22,511,779.240
	Class A	12,632,435.932
	Class C	4,097,039.287
	Class I	5,745,308.616
	Investor Class	36,995.405
MainStay Retirement 2010 Fund	Fund Total	3,689,265.047
	Class A	460,395.481
	Class I	2,830,845.483
	Class R1	2,459.345
	Class R2	245,727.282
	Class R3	6,449.775
	Investor Class	143,387.681
MainStay Retirement 2020 Fund	Fund Total	10,972,740.131
	Class A	1,427,861.220
	Class I	8,453,915.620
	Class R1	2,385.207
	Class R2	252,915.091
	Class R3	6,524.474
	Investor Class	829,138.519

Exhibit A-4

MainStay Retirement 2030 Fund	Fund Total	21,062,005.557
	Class A	1,579,659.550
	Class I	17,368,750.552
	Class R1	2,384.958
	Class R2	480,492.760
	Class R3	31,514.124
	Investor Class	1,599,203.613
MainStay Retirement 2040 Fund	Fund Total	17,000,090.432
	Class A	899,296.355
	Class I	13,953,601.437
	Class R1	2,662.777
	Class R2	544,819.526
	Class R3	11,434.877
	Investor Class	1,588,275.460
MainStay Retirement 2050 Fund	Fund Total	9,118,301.441
	Class A	291,053.112
	Class I	7,353,158.581
	Class R1	2,717.387
	Class R2	411,400.919
	Class R3	21,055.828
	Investor Class	1,038,915.614
MainStay Retirement 2060 Fund	Fund Total	629,046.283
	Class A	4,926.483
	Class I	533,096.942
	Class R1	2,568.560
	Class R2	62,193.295
	Class R3	7,365.398
	Investor Class	18,895.605
MainStay S&P 500 Index Fund	Fund Total	24,617,417.157
	Class A	9,516,212.865
	Class I	13,845,403.740
	Investor Class	1,255,800.552
MainStay Short Duration High Yield Fund	Fund Total	95,251,251.803
	Class A	28,681,069.725
	Class C	5,338,461.363
	Class I	60,509,223.841
	Class R2	11,825.072
	Class R3	3,534.705
	Investor Class	707,137.097
MainStay Tax Advantaged Short Term Bond Fund	Fund Total	30,643,526.665
	Class A	13,432,007.864
	Class I	16,839,283.364
	Investor Class	372,235.437

Exhibit A-5

MainStay Total Return Bond Fund	Fund Total	117,447,848.561
	Class A	5,150,146.959
	Class B	485,607.373
	Class C	1,938,489.703
	Class I	108,667,114.073
	Class R1	352,147.042
	Class R2	11,926.209
	Class R3	7,519.708
	Class R6	2,521.150
	Investor Class	832,376.344
MainStay U.S. Equity Opportunities Fund	Fund Total	92,862,311.904
	Class A	11,569,741.817
	Class C	10,872,936.646
	Class I	69,812,643.266
	Investor Class	606,990.175

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

MainStay Absolute Return Multi-Strategy Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	174,171.090	32.24%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHRISTOPHER O BLUNT	111,019.206	20.55%
		72 CIMARRON TRL
		EDWARDS CO 81632-6197
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	15,404.408	21.08%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	7,217.372	9.88%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS I	NYLIAC SMA	3,884,610.819	35.65%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	2,846,644.928	26.12%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600

Exhibit A-6

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	2,840,723.928	26.07%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,308,700.055	12.01%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Balanced Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,689,438.413	22.42%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	62,881.154	8.15%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	60,305.461	7.82%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	359,626.998	12.24%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	348,130.328	11.85%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		PERSHING LLC	322,983.235	11.00%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		MORGAN STANLEY SMITH BARNEY	286,151.146	9.74%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		UBS WM USA	247,276.465	8.42%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		0

Exhibit A-7

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	AMERICAN ENTERPRISE INVESTMENT SVC	193,065.692	6.57%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	RAYMOND JAMES	191,460.198	6.52%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
CLASS I	JOHN HANCOCK TRUST COMPANY LLC	4,449,120.861	51.00%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324
	CHARLES SCHWAB & COMPANY INC	802,055.766	9.19%
	ATTN MUTUAL FUND DEPT
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
	NATIONAL FINANCIAL SERVICES LLC	683,431.170	7.83%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	48,260.924	80.44%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324
	MATRIX TRUST COMPANY CUST. FBO	8,155.863	13.59%
	SADDLE BUTTE OPERATING, LLC
	717 17TH STREET
	SUITE 1300
	DENVER CO 80202-3304
CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	120,876.983	65.06%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324
	STATE STREET BANK & TRUST FBO	17,887.995	9.63%
	ADP/MORGAN STANLEY DEAN WITTER
	401 K PRODUCT
	105 ROSEWOOD AVE
	WESTWOOD MA 02090
	MERRILL LYNCH PIERCE FENNER &	15,248.921	8.21%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	UBS WM USA	9,792.664	5.27%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	0

Exhibit A-8

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	CLASS R3	JOHN HANCOCK TRUST COMPANY LLC	57,256.764	31.95%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK AND TRUST	52,348.278	29.21%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		FIIOC FBO	21,618.220	12.06%
		ACCRETIVE TECHNOLOGY GROUP INC 401K
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
MainStay California Tax Free Opportunities Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	2,546,757.304	26.18%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,506,510.550	15.49%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		WELLS FARGO CLEARING SERVICES LLC	1,210,486.917	12.44%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MORGAN STANLEY SMITH BARNEY	742,462.975	7.63%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		UBS WM USA	695,748.859	7.15%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	INVESTOR	KEVIN B ABE	2,212.909	6.14%
	CLASS	TOD REGISTRATION ON FILE
		2018 TUMBER WAY
		YUBA CITY CA 95993-5186
		KATHY J MIYA	2,147.988	5.96%
		TOD REGISTRATION ON FILE
		2368 W 230TH PL
		TORRANCE CA 90501-5203
		REENA PATEL	2,096.743	5.82%
		TOD REGISTRATION ON FILE
		1661 BUSH ST #4
		SAN FRANCISCO CA 94109-5324

Exhibit A-9

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS C	MERRILL LYNCH PIERCE FENNER &	586,283.828	22.30%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	MORGAN STANLEY SMITH BARNEY	367,760.232	13.99%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	PERSHING LLC	298,172.328	11.34%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	UBS WM USA	270,796.786	10.30%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	NATIONAL FINANCIAL SERVICES LLC	270,617.475	10.29%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	WELLS FARGO CLEARING SERVICES LLC	258,798.046	9.84%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	RBC CAPITAL MARKETS LLC	143,249.063	5.45%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 SOUTH SIXTH STREET PO8
	MINNEAPOLIS MN 55402-4413
CLASS I	MERRILL LYNCH PIERCE FENNER &	6,554,245.885	47.56%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	MORGAN STANLEY SMITH BARNEY	2,288,112.584	16.60%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	NATIONAL FINANCIAL SERVICES LLC	1,456,122.199	10.57%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	WELLS FARGO CLEARING SERVICES LLC	1,066,477.974	7.74%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

Exhibit A-10

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		UBS WM USA	719,250.198	5.22%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
MainStay Conservative Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,967,423.257	18.45%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	140,220.039	5.69%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	817,830.840	13.43%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	310,589.689	5.10%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	MID ATLANTIC TRUST COMPANY FBO	143,739.978	13.78%
		WILMINGTON HEALTH, PLLC RETIREMENT
		PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		MERRILL LYNCH PIERCE FENNER &	106,627.401	10.22%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Exhibit A-11

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NATIONAL FINANCIAL SERVICES LLC	102,156.982	9.79%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		EVERGREEN TEACHERS ASSOC	79,406.619	7.61%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		CHARLES SCHWAB BANK. TTEE	78,234.811	7.50%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
		VOYA RETIREMENT INSURANCE AND	63,574.303	6.09%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		UBS WM USA	57,204.541	5.48%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	2,360.062	47.87%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	1,067.862	21.66%
		JEB S RAABE TTEE
		R&H REEFER & TRAILER REPAIR LL
		PSP
		640 COUNTY RD 345
		ROSEBUD TX 76570-3014
		NFS LLC FEBO	317.534	6.44%
		KAREN INGLIMA TTEE
		NICKACE INC 401K
		2 TOTTENHAM PLACE
		NEW HYDE PARK NY 11040-3517
		NFS LLC FEBO	259.087	5.25%
		CHRISTOPHER H NEAL TTEE
		R&H REEFER & TRAILER REPAIR LL
		PSP
		1137 AIRDALE RD
		BELTON TX 76513-7141
MainStay Cornerstone Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	785,960.287	8.72%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Exhibit A-12

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS C	MERRILL LYNCH PIERCE FENNER &	18,057.342	12.07%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	RAYMOND JAMES	12,678.533	8.47%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	NATIONAL FINANCIAL SERVICES LLC	12,502.284	8.35%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	RBC CAPITAL MARKETS LLC	7,895.784	5.28%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 SOUTH SIXTH STREET PO8
	MINNEAPOLIS MN 55402-4413
	MORGAN STANLEY SMITH BARNEY	7,776.499	5.20%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
CLASS I	NEW YORK LIFE INSURANCE CO	376,208.426	18.09%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	335,896.687	16.15%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	291,948.042	14.04%
	MAINSTAY GROWTH ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	MAINSTAY RETIREMENT 2030 FUND	160,860.561	7.74%
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	MAINSTAY RETIREMENT 2040 FUND	153,414.590	7.38%
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600

Exhibit A-13

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	152,592.884	7.34%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		WELLS FARGO CLEARING SERVICES LLC	117,830.969	5.67%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMERS
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,211.259	80.72%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		ASCENSUS TRUST COMPANY FBO	289.287	19.28%
		MESHOPPEN STONE INC. 401(K)
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay Cushing Energy Income Fund	CLASS A	CHARLES SCHWAB & COMPANY INC	1,655,351.314	21.79%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	1,393,683.383	18.34%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	747,471.768	9.84%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	514,539.839	6.77%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		AMERICAN ENTERPRISE INVESTMENT SVC	428,608.727	5.64%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	409,291.963	5.39%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	RAYMOND JAMES	597,022.649	17.49%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100

Exhibit A-14

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	LPL FINANCIAL	425,451.580	12.47%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
	PERSHING LLC	329,000.302	9.64%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	AMERICAN ENTERPRISE INVESTMENT SVC	311,877.174	9.14%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	NATIONAL FINANCIAL SERVICES LLC	296,935.085	8.70%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	CHARLES SCHWAB & CO INC	293,652.658	8.60%
	SPECIAL CUSTODY ACCT FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
	RBC CAPITAL MARKETS LLC	226,187.850	6.63%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	510 MARQUETTE AVE S
	UBS WM USA	214,670.239	6.29%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	0
CLASS I	LPL FINANCIAL	952,065.785	31.64%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
	UBS WM USA	612,554.831	20.36%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	NATIONAL FINANCIAL SERVICES LLC	375,987.771	12.50%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995

Exhibit A-15

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		CHARLES SCHWAB & COMPANY INC	347,120.203	11.54%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		AMERICAN ENTERPRISE INVESTMENT SVC	334,090.185	11.10%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	158,255.750	5.26%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		PERSHING LLC	154,431.870	5.13%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
MainStay Cushing MLP Premier Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	4,056,736.290	17.95%
		HARBORSIDE FINANCIAL CENTER
		PLAZA 2 3RD FL
		JERSEY CITY NJ 07311
		RAYMOND JAMES	2,789,146.510	12.34%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	2,524,592.311	11.17%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		PERSHING LLC	2,206,562.985	9.76%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	2,030,921.910	8.98%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	1,868,145.173	8.26%
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	1,626,000.046	7.19%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523

Exhibit A-16

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	UBS WM USA	1,326,958.645	5.87%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	LPL FINANCIAL	1,277,970.451	5.65%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
CLASS C	MORGAN STANLEY SMITH BARNEY LLC	13,616,583.259	32.57%
	HARBORSIDE FINANCIAL CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311
	RAYMOND JAMES	6,959,972.870	16.65%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	UBS WM USA	4,051,009.169	9.69%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	AMERICAN ENTERPRISE INVESTMENT SVC	3,824,721.486	9.15%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	WELLS FARGO CLEARING SERVICES LLC	3,127,005.656	7.48%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	LPL FINANCIAL	2,985,678.694	7.14%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
	CHARLES SCHWAB & CO INC	2,852,561.116	6.82%
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
CLASS I	MORGAN STANLEY SMITH BARNEY LLC	14,392,114.033	34.36%
	HARBORSIDE FINANCIAL CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311
	UBS WM USA	4,689,224.558	11.20%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	AMERICAN ENTERPRISE INVESTMENT SVC	4,588,113.591	10.95%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

Exhibit A-17

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		LPL FINANCIAL	2,953,640.080	7.05%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		RAYMOND JAMES	2,926,814.400	6.99%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		NATIONAL FINANCIAL SERVICES LLC	2,146,244.905	5.12%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,103,246.802	5.02%
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay Cushing Renaissance Advantage Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	293,869.875	20.71%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & COMPANY INC	183,378.171	12.92%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		PERSHING LLC	139,601.167	9.84%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		MORGAN STANLEY SMITH BARNEY LLC	133,968.643	9.44%
		HARBORSIDE FINANCIAL CENTER
		PLAZA 2 3RD FL
		JERSEY CITY NJ 07311
		RAYMOND JAMES	82,377.297	5.80%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	229,577.004	22.85%
		HARBORSIDE FINANCIAL CENTER
		PLAZA 2 3RD FL
		RAYMOND JAMES	197,128.327	19.62%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100

Exhibit A-18

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	UBS WM USA	108,808.794	10.83%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	MERRILL LYNCH PIERCE FENNER &	100,827.344	10.03%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	LPL FINANCIAL	76,339.393	7.60%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
	AMERICAN ENTERPRISE INVESTMENT SVC	54,679.038	5.44%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	NATIONAL FINANCIAL SERVICES LLC	50,817.917	5.06%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
CLASS I	NEW YORK LIFE INSURANCE CO	1,726,500.662	25.43%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,239,547.279	18.26%
	MAINSTAY GROWTH ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,227,226.781	18.08%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	646,668.768	9.52%
	MAINSTAY CONSERV ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	RAYMOND JAMES	465,099.661	6.85%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

Exhibit A-19

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

MainStay Emerging Markets Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	335,181.273	43.69%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	130,173.428	16.97%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		PERSHING LLC	109,842.062	14.32%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C	RAYMOND JAMES	70,242.607	35.39%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		NATIONAL FINANCIAL SERVICES LLC	61,298.229	30.88%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	10,569.145	5.32%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		MORGAN STANLEY SMITH BARNEY	10,277.905	5.18%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
	CLASS I	NEW YORK LIFE INSURANCE CO	4,709,854.642	34.12%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,929,286.392	28.47%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,961,751.182	21.46%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600

Exhibit A-20

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	2,049,216.321	14.85%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch Capital Growth Fund	CLASS A	DAVID M SMITH	3,613.114	41.24%
		301 COLE AVE
		BISBEE AZ 85603-1416
		CYNTHIA J MOORE	2,621.008	29.92%
		TOD REGISTRATION ON FILE
		138 CENTRAL ST
		FRAMINGHAM MA 01701-4118
		NEW YORK LIFE INSURANCE COMPANY	2,505.266	28.59%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	INVESTOR	NEW YORK LIFE INSURANCE COMPANY	2,505.394	50.50%
	CLASS	ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		ANURADHA KALLEY	1,097.359	22.12%
		TOD REGISTRATION ON FILE
		9 VALERIE LN
		LAWRENCE TWP NJ 08648-1433
		JACK GORDON	342.742	6.91%
		REBECCA J GORDON JT WROS
		397 W EXCHANGE ST
		CRETE IL 60417-2223
		CHRISTINE M CASHMAN	308.381	6.22%
		TOD REGISTRATION ON FILE
		2 PHEASANT HILL DR
		SHREWSBURY MA 01545-4052
		NEW YORK LIFE TRUST COMPANY	262.009	5.28%
		CUST FOR THE IRA OF
		SHARON C OLIVER
		111 RAYMOND RD
		AMERICUS GA 31719-2102
	CLASS C	NEW YORK LIFE INSURANCE COMPANY	2,500.000	100.00%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	EPOCH INVESTMENT PARTNERS INC	2,423,830.764	28.57%
		ADAM BORAK CFO
		TIMOTHY T TAUSSIG COO
		399 PARK AVE FL 31
		NEW YORK NY 10022-4858
		NEW YORK LIFE INSURANCE CO	1,483,815.808	17.49%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600

Exhibit A-21

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	884,501.630	10.43%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	726,050.783	8.56%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	641,448.077	7.56%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	500,199.277	5.90%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE COMPANY	494,126.731	5.82%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	483,125.094	5.69%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch Global Choice Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	42,241.054	17.61%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		KENNETH W COLBURN JR &	36,764.474	15.33%
		JULIE A LUCAS JTWROS
		8090 TOBACCO VIEW COURT
		PORT TOBACCO MD 20677-3176
		UBS WM USA	12,681.679	5.29%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	MERRILL LYNCH PIERCE FENNER &	17,281.022	22.18%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Exhibit A-22

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	RAYMOND JAMES	14,265.217	18.31%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	AMERICAN ENTERPRISE INVESTMENT SVC	8,584.548	11.02%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	NATIONAL FINANCIAL SERVICES LLC	5,324.681	6.83%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	MORGAN STANLEY SMITH BARNEY	5,123.659	6.58%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
CLASS I	NEW YORK LIFE INSURANCE CO	2,438,388.734	27.27%
	MAINSTAY VP MODERATE GROWTH ALLOC
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,447,115.129	16.19%
	MAINSTAY VP MODERATE ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,054,524.289	11.79%
	MAINSTAY VP GROWTH ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	981,532.486	10.98%
	MAINSTAY VP CONSERVATIVE ALLOCAT
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	830,432.807	9.29%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	805,581.126	9.01%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600

Exhibit A-23

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	516,144.272	5.77%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch Global Equity Yield Fund	CLASS A	RAYMOND JAMES	30,394,265.825	75.48%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	INVESTOR	TD AMERITRADE TRUST COMPANY	143,928.686	23.56%
	CLASS	P.O. BOX 17748
		DENVER CO 80217-0748
	CLASS C	MERRILL LYNCH PIERCE FENNER &	2,444,432.116	24.35%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		RAYMOND JAMES	1,872,740.126	18.65%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	1,788,522.621	17.82%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		UBS WM USA	1,145,211.867	11.41%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		WELLS FARGO CLEARING SERVICES LLC	694,705.862	6.92%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	26,814,907.574	17.77%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	20,291,144.520	13.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Exhibit A-24

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	CHARLES SCHWAB & CO INC	18,418,372.220	12.21%
	ATTN: MUTUAL FUNDS DEPT
	TEAM M 333/08-402
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
	UBS WM USA	7,701,188.155	5.10%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
CLASS R2	UBS WM USA	12,477.950	84.02%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	NEW YORK LIFE INVESTMENT MGMT	1,525.987	10.28%
	TIMOTHY FLORIN TRA
	C/O MARY AULL
	30 HUDSON ST FL 23
	JERSEY CITY NJ 07302-4600
	ASCENSUS TRUST COMPANY FBO	785.369	5.29%
	FPC CRYSTAL LAKE 401 IK PLAN
	P.O. BOX 10758
	FARGO ND 58106-0758
CLASS R3	MATRIX TRUST COMPANY CUST. FBO	7,985.110	43.19%
	MERRILL CONTRACTING & REMODELING, I
	717 17TH STREET
	SUITE 1300
	DENVER CO 80202-3304
	MATRIX TRUST COMPANY CUST. FBO	4,052.363	21.92%
	WADE'S WOODWORKING INC 401K PLAN
	717 17TH STREET
	SUITE 1300
	NEW YORK LIFE INVESTMENT MGMT	1,550.703	8.39%
	TIMOTHY FLORIN TRA
	C/O MARY AULL
	30 HUDSON ST FL 23
	JERSEY CITY NJ 07302-4600
	MATRIX TRUST COMPANY CUST. FBO	1,529.878	8.27%
	FRASCA FOOD AND WINE, INC.
	717 17TH STREET
	SUITE 1300
	DENVER CO 80202-3304
	NFS LLC FEBO	1,395.637	7.55%
	DR GEORGE E OWUSU TTEE
	GEVANS MEDICAL PRACTICE PC
	1280 GIVAN AVE
	BRONX NY 10469-2924
CLASS R6	LINERCOURSE & CO AS CUST FOR	1,181,910.877	28.29%
	HEB BRAND SVGS & RET PLAN
	1200 CROWN COLONY DR
	M/S CC10313
	QUINCY MA 02169-0938

Exhibit A-25

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		WELLS FARGO BANK NA FBO	1,098,679.112	26.30%
		CITIZENS ENERGY GROUP RET PLAN
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
		STATE OF INDIANA TRUSTEE	888,405.544	21.27%
		FBO STATE OF INDIANA DCP 401K
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		NFS LLC FEBO	736,704.469	17.64%
		REGIONS BANK
		201 MILAN PKWY
		BIRMINGHAM AL 35211-6946
Mainstay Epoch International Choice Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	250,025.296	26.39%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	230,307.607	24.31%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		MERRILL LYNCH PIERCE FENNER &	50,829.113	5.37%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	UBS WM USA	186,451.381	55.81%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MORGAN STANLEY SMITH BARNEY	18,550.015	5.55%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	17,436.359	5.22%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
	CLASS I	NEW YORK LIFE INSURANCE CO	2,986,107.268	19.36%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600

Exhibit A-26

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	NATIONAL FINANCIAL SERVICES LLC	2,482,979.437	16.10%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	NEW YORK LIFE INSURANCE CO	1,840,158.427	11.93%
	MAINSTAY VP GROWTH ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,162,770.509	7.54%
	MAINSTAY VP MODERATE ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	977,399.174	6.34%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
CLASS R1	RELIANCE TRUST CO TTEE ADP ACCESS	13,672.597	58.56%
	LARGE MARKET 401K
	1100 ABERNATHY RD
	ATLANTA GA 30328-5620
	STATE STREET BANK AND TRUST	4,119.342	17.64%
	COMPANY TRUSTEE AND / OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901
	MATRIX TRUST COMPANY CUST. FBO	1,736.451	7.44%
	LOADPATH, LLC 401(K) PLAN
	717 17TH STREET
	SUITE 1300
	DENVER CO 80202-3304
	PERSHING LLC	1,291.716	5.53%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
CLASS R2	STATE STREET BANK AND TRUST	336,112.496	50.42%
	COMPANY TRUSTEE AND / OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901
	STATE STREET BANK & TRUST FBO	117,816.663	17.67%
	ADP/MORGAN STANLEY DEAN WITTER
	401 K PRODUCT
	105 ROSEWOOD AVE
	WESTWOOD MA 02090
	MERRILL LYNCH PIERCE FENNER &	86,620.795	12.99%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484

Exhibit A-27

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	CLASS R3	STATE STREET BANK AND TRUST	75,807.245	35.50%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		MERRILL LYNCH PIERCE FENNER &	43,355.383	20.30%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	43,002.058	20.14%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
MainStay Epoch International Small Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	63,582.539	36.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	10,923.039	6.24%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		JEFFREY K ENG MD DEFF BENE PLN	10,228.829	5.85%
		JEFFREY K ENG TTEE
		457 MERRY WAY
		PIKE ROAD AL 36064-2238
		SANAT PATEL DEF BENE PLAN AND TRST	9,045.817	5.17%
		SANAT D PATEL TTEE
		5625 OCEAN VISTA DR
		HUNTINGTN BCH CA 92648-7519
		KENNETH W COLBURN JR &	8,983.063	5.13%
		JULIE A LUCAS JTWROS
		8090 TOBACCO VIEW COURT
		PORT TOBACCO MD 20677-3176
	CLASS C	CHARLES SCHWAB & CO INC	6,834.203	18.31%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	5,165.499	13.84%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Exhibit A-28

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		LPL FINANCIAL	2,468.564	6.61%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	1,923.602	5.15%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	ELLARD & CO	295,266.082	22.89%
		C/O FIDUCIARY TRUST CO INTL
		PO BOX 3199
		NEW YORK NY 10008-3199
		MAINSTAY RETIREMENT 2030 FUND	284,876.468	22.08%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2040 FUND	281,581.746	21.83%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2050 FUND	160,460.299	12.44%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2020 FUND	110,249.686	8.55%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch U.S. All Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	331,514.735	32.23%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RBC CAPITAL MARKETS LLC	51,791.801	5.03%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	13,464.599	7.92%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Exhibit A-29

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS C	WELLS FARGO CLEARING SERVICES LLC	23,504.169	13.37%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	MORGAN STANLEY SMITH BARNEY	16,751.481	9.53%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	NATIONAL FINANCIAL SERVICES LLC	10,540.220	5.99%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	UBS WM USA	10,197.067	5.80%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	MERRILL LYNCH PIERCE FENNER &	8,872.120	5.05%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
CLASS I	NEW YORK LIFE PROGRESS-SHARING	5,732,168.613	23.13%
	INVESTMENT PLAN PROGRAM
	C/O MARIA MAUCERI
	51 MADISON AVE RM 511
	NEW YORK LIFE INSURANCE CO	4,125,444.539	16.64%
	MAINSTAY VP MODERATE GROWTH ALLOC
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NATIONAL FINANCIAL SERVICES LLC	2,640,028.130	10.65%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	NEW YORK LIFE INSURANCE CO	2,449,896.413	9.88%
	MAINSTAY VP GROWTH ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,987,764.572	8.02%
	MAINSTAY VP MODERATE ALLOCATION
	30 HUDSON ST 23RD FLOOR
	JERSEY CITY NJ 07302-4600

Exhibit A-30

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	1,326,037.663	5.35%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch U.S. Equity Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,304,755.628	18.61%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	629,356.701	17.14%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MORGAN STANLEY SMITH BARNEY	473,353.668	12.89%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	403,217.614	10.98%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		RAYMOND JAMES	348,968.339	9.50%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		WELLS FARGO CLEARING SERVICES LLC	304,487.907	8.29%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	271,830.904	7.40%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		LPL FINANCIAL	188,838.583	5.14%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

Exhibit A-31

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS I	CHARLES SCHWAB & COMPANY INC	4,919,494.718	13.94%
	ATTN MUTUAL FUND DEPT
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
	NATIONAL FINANCIAL SERVICES LLC	4,652,366.278	13.18%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	NEW YORK LIFE INSURANCE CO	2,050,974.850	5.81%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	JOHN HANCOCK TRUST COMPANY LLC	2,007,454.548	5.69%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324
	NEW YORK LIFE INSURANCE CO	1,888,832.657	5.35%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
CLASS R1	PERSHING LLC	37,599.019	34.12%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	JOHN HANCOCK TRUST COMPANY LLC	31,160.893	28.28%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324
	NFS LLC FEBO	20,650.820	18.74%
	TRANSAMERICA LIFE INS COMPANY
	1150 S OLIVE ST
	LOS ANGELES CA 90015-2211
CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	296,126.831	49.17%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324
	NATIONWIDE TRUST COMPANY FSB	100,080.806	16.62%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029
	STATE STREET BANK AND TRUST	56,227.334	9.34%
	COMPANY TRUSTEE AND / OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901
	VRSCO	56,037.645	9.30%
	FBO AIGFSB CUST TTEE FBO
	JEFFERSON CNTR FOR MENTAL HLTH 401K
	2929 ALLEN PARKWAY, A6-20
	HOUSTON TX 77019-7117
CLASS R3	STATE STREET BANK AND TRUST	109,217.698	34.03%
	COMPANY TRUSTEE AND / OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901

Exhibit A-32

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		MG TRUST COMPANY CUST. FBO	36,651.651	11.42%
		DALTON SURGICAL GROUP, P.C. PROFIT
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		FRONTIER TRUST COMPANY FBO	24,251.184	7.56%
		WATSON FAMILY DENTISTRY EE SAVINGS
		PO BOX 10758
		FARGO ND 58106-0758
		MORGAN STANLEY SMITH BARNEY	23,245.741	7.24%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
	CLASS R6	SEI PRIVATE TRUST COMPANY	44,153.692	98.80%
		C/O ID 243 JOHNSON TRUST ETS
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
MainStay Epoch U.S. Small Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,068,004.079	25.77%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	111,805.542	16.91%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MORGAN STANLEY SMITH BARNEY	88,701.248	13.41%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		WELLS FARGO CLEARING SERVICES LLC	81,669.278	12.35%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	54,157.859	8.19%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		UBS WM USA	33,563.160	5.07%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761

Exhibit A-33

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS I	NEW YORK LIFE PROGRESS-SHARING	2,381,558.648	22.82%
	INVESTMENT PLAN PROGRAM
	C/O MARIA MAUCERI
	51 MADISON AVE RM 511
	NEW YORK NY 10010-1603
	NEW YORK LIFE INSURANCE CO	2,372,564.251	22.74%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,497,477.236	14.35%
	MAINSTAY GROWTH ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	1,109,370.281	10.63%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	709,711.148	6.80%
	MAINSTAY CONSERV ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
CLASS R1	TAYNIK & CO	12,255.875	80.55%
	C/O INVESTORS BANK & TRUST
	PO BOX 5501
	BOSTON MA 02206-5501
	NEW YORK LIFE INVESTMENT MGMT	1,487.603	9.78%
	TIMOTHY FLORIN TRA
	C/O MARY AULL
	30 HUDSON ST FL 23
	JERSEY CITY NJ 07302-4600
	FRONTIER TRUST COMPANY FBO	987.874	6.49%
	KEVIN AYRES IND 401K 472171
	P.O. BOX 10758
	FARGO ND 58106-0758
CLASS R2	RELIANCE TRUST CO CUSTODIAN	2,422.160	57.28%
	FBO PENTEGRA OMNIBUS
	PO BOX 48529
	ATLANTA GA 30362-1529
	NEW YORK LIFE INVESTMENT MGMT	1,506.590	35.63%
	TIMOTHY FLORIN TRA
	C/O MARY AULL
	30 HUDSON ST FL 23
	JERSEY CITY NJ 07302-4600
	UBS WM USA	300.179	7.10%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

Exhibit A-34

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	CLASS R3	MONTEBELLO PROFESSIONAL PHARMACY	1,924.622	37.11%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
		NEW YORK LIFE INVESTMENT MGMT	1,049.159	20.23%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	949.915	18.32%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		EAST WINDSOR NJ 08520-5534
		NFS LLC FEBO	906.765	17.49%
		DR GEORGE E OWUSU TTEE
		GEVANS MEDICAL PRACTICE PC
		1280 GIVAN AVE
		BRONX NY 10469-2924
MainStay Floating Rate Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	11,919,955.484	29.90%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	6,261,958.220	15.71%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS B	MERRILL LYNCH PIERCE FENNER &	141,744.256	18.68%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		RAYMOND JAMES	87,716.651	11.56%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		PERSHING LLC	66,425.728	8.75%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	62,425.271	8.23%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523

Exhibit A-35

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS C	RAYMOND JAMES	4,489,697.003	26.27%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	MERRILL LYNCH PIERCE FENNER &	1,838,350.574	10.76%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	NATIONAL FINANCIAL SERVICES LLC	1,658,973.378	9.71%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	MORGAN STANLEY SMITH BARNEY	1,539,685.259	9.01%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	WELLS FARGO CLEARING SERVICES LLC	1,208,506.658	7.07%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
CLASS I	CHARLES SCHWAB & CO INC	31,904,021.786	31.69%
	SPL CSTDY A/C FOR BNFT CUST
	C/O STEVEN SEARS
	ATTN MUTUAL FUNDS - 211 MAIN ST
	SAN FRANCISCO CA 94105-1905
	BAND & CO US BANK	9,645,300.678	9.58%
	PO BOX 1787
	MILWAUKEE WI 53201-1787
	NATIONAL FINANCIAL SERVICES LLC	7,587,545.140	7.54%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	COLORADO OFFICIALS & EE RET ASSOC	6,312,142.642	6.27%
	CCOERA 401A & 457 PLANS
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002
	RAYMOND JAMES	5,441,602.119	5.40%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

Exhibit A-36

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	2,966.137	52.52%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MID ATLANTIC TRUST COMPANY FBO	1,982.874	35.11%
		TRIANGLE SPORTS INC 401(K) PROFIT S
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
		NFS LLC FEBO	698.942	12.38%
		DAVID MICHAEL HILLMAN TTEE
		HILLMAN SALES & MKTING DEFND
		BENEFIT PEN
		157 N QUINSIGAMOND AVE UNIT B
		SHREWSBURY MA 01545-2162
MainStay Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,681,077.633	17.90%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	266,038.121	14.66%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	NEW YORK LIFE AGENTS	75,212.555	20.56%
		REINSURANCE COMPANY
		C/O CHRIS FIEND
		30 HUDSON ST 23RD FLOOR
		JERSEY CITY NJ 07302-4600
		EVERGREEN TEACHERS ASSOC	60,313.425	16.49%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		NATIONAL FINANCIAL SERVICES LLC	35,649.699	9.74%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NYLARC HOLDINGS COMPANY	31,460.401	8.60%
		51 MADISON AVE
		NEW YORK NY 10010-1603
		F&M BANK NO VIRGINIA CUST	28,685.148	7.84%
		FBO IPC PROTOTYPE PLAN
		C/O JOHN AMES
		PO BOX 8095
		VIRGINIA BCH VA 23450-8095

Exhibit A-37

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		MERRILL LYNCH PIERCE FENNER &	25,195.795	6.89%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	2,000.503	55.72%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		BARBERIO ENTERPRISES INC PSP	1,351.459	37.64%
		DBA WESTCO SRVCE CO
		MARIA BARBERIO TTEE
		9691 SUNLAND BLVD
		SUNLAND CA 91040-1450
		MID ATLANTIC TRUST COMPANY FBO	238.136	6.63%
		GLOBALPUNDITS INC.
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
MainStay High Yield Municipal Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	12,322,812.771	17.58%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	8,216,754.509	11.73%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	7,945,652.470	11.34%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MORGAN STANLEY SMITH BARNEY	7,583,718.680	10.82%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		UBS WM USA	5,882,185.769	8.39%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	5,590,840.060	7.98%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY

Exhibit A-38

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS C	MERRILL LYNCH PIERCE FENNER &	7,525,617.352	23.52%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	MORGAN STANLEY SMITH BARNEY	4,771,652.329	14.91%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	RAYMOND JAMES	3,910,078.771	12.22%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	WELLS FARGO CLEARING SERVICES LLC	3,878,158.765	12.12%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	UBS WM USA	3,152,206.704	9.85%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
CLASS I	MERRILL LYNCH PIERCE FENNER &	38,485,028.377	23.25%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	CHARLES SCHWAB & CO INC	26,331,159.631	15.91%
	SPL CSTDY A/C FOR BNFT CUST
	C/O STEVEN SEARS
	ATTN MUTUAL FUNDS - 211 MAIN ST
	SAN FRANCISCO CA 94105-1905
	NATIONAL FINANCIAL SERVICES LLC	15,407,370.238	9.31%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	MORGAN STANLEY SMITH BARNEY	13,824,664.664	8.35%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	UBS WM USA	13,067,498.347	7.89%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

Exhibit A-39

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		RAYMOND JAMES	11,377,586.659	6.87%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		WELLS FARGO CLEARING SERVICES LLC	9,550,190.751	5.77%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		LPL FINANCIAL	9,291,822.163	5.61%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	8,840,396.542	5.34%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		TD AMERITRADE INC FOR THE	8,414,196.703	5.08%
		EXCLUSIVE BENEFIT OF OUR CLIENTS
		PO BOX 2226
		OMAHA NE 68103-2226
MainStay Indexed Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	623,429.628	31.51%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	388,512.560	19.64%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	NEW YORK LIFE INSURANCE CO	3,608,299.602	37.65%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		JOHN HANCOCK TRUST COMPANY LLC	2,152,997.092	22.46%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NORTHERN INYO COUNTY LOCAL	1,033,750.899	10.79%
		HOSPITAL DISTRICT
		C/O VICTORIA ALEXANDER-LANE
		150 PIONEER LN
		BISHOP CA 93514-2599
		NEW YORK LIFE INSURANCE CO	640,615.356	6.68%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600

Exhibit A-40

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		MAINSTAY RETIREMENT 2010 FUND	593,538.484	6.19%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay International Opportunities Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,485,624.627	26.34%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	691,016.644	12.25%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	493,618.837	8.75%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		CHARLES SCHWAB & CO INC	456,385.496	8.09%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	359,723.343	6.38%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	356,649.101	6.32%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		MORGAN STANLEY SMITH BARNEY	327,371.016	5.81%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		UBS WM USA	296,689.222	5.26%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	INVESTOR	FIFTH THIRD BANK TTEE	60,964.354	12.95%
	CLASS	FBO: CARESOURCE REINSURANCE LLC
		5001 KINGSLEY DR DEPT 3385
		CINCINNATI OH 45227-1114
	CLASS C	MORGAN STANLEY SMITH BARNEY	682,566.947	15.73%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

Exhibit A-41

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	NATIONAL FINANCIAL SERVICES LLC	663,309.540	15.29%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	AMERICAN ENTERPRISE INVESTMENT SVC	654,275.611	15.08%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	WELLS FARGO CLEARING SERVICES LLC	585,668.536	13.50%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	RAYMOND JAMES	489,593.469	11.28%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	UBS WM USA	367,983.949	8.48%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	PERSHING LLC	283,424.522	6.53%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	MERRILL LYNCH PIERCE FENNER &	224,012.290	5.16%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
CLASS I	NEW YORK LIFE INSURANCE CO	13,014,748.732	20.05%
	MAINSTAY VP MODERATE GROWTH ALLOC
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	7,479,599.088	11.52%
	MAINSTAY VP GROWTH ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	AMERICAN ENTERPRISE INVESTMENT SVC	6,027,727.469	9.29%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

Exhibit A-42

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	5,177,846.605	7.98%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	4,195,551.783	6.46%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MORGAN STANLEY SMITH BARNEY	3,930,743.661	6.05%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
MainStay Moderate Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,012,191.674	14.48%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	776,223.995	15.15%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	CHARLES SCHWAB BANK. TTEE	224,077.433	21.85%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
		RELIANCE TRUST COMPANY FBO	158,210.187	15.42%
		ALLIANCE AUTO
		P.O. BOX 48529
		ATLANTA GA 30362-1529
		EVERGREEN TEACHERS ASSOC	71,110.360	6.93%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		RELIANCE TRUST COMPANY FBO	54,528.922	5.32%
		ALLI AUTO 457
		P.O. BOX 48529
		ATLANTA GA 30362-1529
	CLASS R3	NFS LLC FEBO	6,056.018	40.94%
		JOEL ANDERSEN TTEE
		CEQ GRP CASH BALANCE PEN PL
		5726 CARPENTER
		DOWNERS GROVE IL 60516-1353
		NEW YORK LIFE INVESTMENT MGMT	2,194.773	14.84%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600

Exhibit A-43

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		ARAVIND PILLAI MD 401K PLAN	1,481.501	10.02%
		ARAVIND N PILLAI TTEE
		819 EAST FIRST ST UNIT 3
		SANFORD FL 32771-1467
		LAW OFFICE OF LAWRENCE HILL 401K	1,356.443	9.17%
		FBO LAWRENCE C HILL
		3430 E FLAMINGO RD STE 232
		LAS VEGAS NV 89121-5065
		NFS LLC FEBO	822.036	5.56%
		NICOLE SIM
		NICOLE SIM TTEE
		FBO NICOLE SIM
		18726 S WESTERN AVE #305
		GARDENA CA 90248-3861
MainStay Moderate Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,615,871.816	16.57%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	490,226.337	13.58%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	CHARLES SCHWAB BANK. TTEE	99,092.926	19.51%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
		MATRIX AS TTEE FBO	79,307.999	15.62%
		EPLAN SERVICES GROUP TRUST
		PO BOX 52129
		PHOENIX AZ 85072-2129
		CHARLES SCHWAB BANK. TTEE	41,497.564	8.17%
		ROBERT E. ANDERSON, M.D., A
		PROFESSIONAL CORPORATION 401(K) 704
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
		FIIOC FBO SCOTTSDALE CONVENTION &	41,166.358	8.11%
		VISITORS BUREAU 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		NATIONAL FINANCIAL SERVICES LLC	34,863.697	6.87%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

Exhibit A-44

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		THE GARY M & PATRICIA J O'NEILL	31,118.144	6.13%
		REVOVCABLE LIVING TRUST
		DTD 2/17/1988
		GARY M & PATRICIA J O'NEILL TTEE
		1203 RIMER DR
		MORAGA CA 94556-1726
		MERRILL LYNCH PIERCE FENNER &	27,578.959	5.43%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS R3	JTL GROUP CORPORATION PENS PLAN	4,048.583	34.96%
		LUCY S LU TTEE
		100 N BARRANCA ST STE 700
		WEST COVINA CA 91791-1637
		NEW YORK LIFE INVESTMENT MGMT	2,055.589	17.75%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	1,733.467	14.97%
		MARK P KOEHLER
		MARK KOEHLER DAVID HERTZOG TT
		FBO MARK P KOEHLER
		PO BOX 737
		EAST BUTLER PA 16029-0737
		MM REALTY INC 401K	1,247.401	10.77%
		MARIE MEZA TTEE
		FBO ENRIQUE MEZA
		5513 E LANE AVE
		FRESNO CA 93727-5337
		MM REALTY INC 401K	1,247.401	10.77%
		MARIE MEZA TTEE
		FBO MARIE MEZA
		5513 E LANE AVE
		FRESNO CA 93727-5337
		NFS LLC FEBO	672.381	5.81%
		NICOLE SIM
		NICOLE SIM TTEE
		FBO NICOLE SIM
		18726 S WESTERN AVE #305
		GARDENA CA 90248-3861
Mainstay New York Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	3,283,822.180	26.00%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		UBS WM USA	2,483,102.323	19.66%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MERRILL LYNCH PIERCE FENNER &	2,215,318.741	17.54%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484

Exhibit A-45

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	PERSHING LLC	1,815,071.258	14.37%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
INVESTOR	STEPHEN GIFFORD CUST	2,294.231	6.10%
CLASS	ANDREW GIFFORD UTMA-NY
	124 BEACH 127TH ST
	ROCKAWAY PARK NY 11694-1727
	BRENDA K EMORY POA	2,230.521	5.93%
	FBO BEATRICE S MARATTO-VITANZA
	TOD REGISTRATION ON FILE
	21 LOGAN AVE
	JAMESTOWN NY 14701-4655
	JOSEPHINE T DAMICO	1,937.775	5.15%
	TOD REGISTRATION ON FILE
	12 WILSON ST
	EAST ROCKAWAY NY 11518-1009
	MEGAN L KONYK	1,896.016	5.04%
	TOD REGISTRATION ON FILE
	3974 LONG HILL RD
	MORAVIA NY 13118-9392
CLASS C	MERRILL LYNCH PIERCE FENNER &	1,584,316.477	38.74%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	PERSHING LLC	760,760.613	18.60%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	MORGAN STANLEY SMITH BARNEY	667,768.271	16.33%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	UBS WM USA	264,616.062	6.47%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
CLASS I	MERRILL LYNCH PIERCE FENNER &	2,474,723.224	42.89%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	MORGAN STANLEY SMITH BARNEY	1,094,052.855	18.96%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311

Exhibit A-46

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		AMERICAN ENTERPRISE INVESTMENT SVC	827,915.060	14.35%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	758,628.933	13.15%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		NATIONAL FINANCIAL SERVICES LLC	345,953.556	6.00%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
MainStay Retirement 2010 Fund	CLASS A	JOHN HANCOCK TRUST COMPANY LLC	129,540.892	28.14%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NATIONAL FINANCIAL SERVICES LLC	84,156.892	18.28%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE TRUST CO	27,108.150	5.89%
		CUST FOR THE IRA OF
		MANNING JOSEPH FERREIRA
		2754 PORTLAND AVE
		CLOVIS CA 93619-8481
	INVESTOR	JOHN HANCOCK TRUST COMPANY	8,576.211	5.98%
	CLASS	KATO USA, INC NDFI
		RYOKO U HOWELL
		1302 S HIGHLAND AVE
		ARLINGTON HTS IL 60005-3609
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	2,699,612.992	95.23%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,459.300	100.00%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	198,674.637	80.84%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		FIIOC FBO	46,786.838	19.04%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	MONTEBELLO PROFESSIONAL PHARMACY	5,357.912	83.07%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776

Exhibit A-47

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INVESTMENT MGMT	1,091.861	16.93%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay Retirement 2020 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	288,350.161	20.19%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	241,003.842	16.87%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		SCOTT J BLOCH P.A. 401K PSP	78,845.022	5.52%
		SCOTT J BLOCH TTEE
		FBO SCOTT J BLOCH
		6521 DRYDEN DR
		MC LEAN VA 22101-4627
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	7,412,067.600	87.74%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	985,192.087	11.66%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,385.191	100.00%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	186,824.288	73.83%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		FIIOC FBO	61,019.372	24.11%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	MID ATLANTIC TRUST COMPANY FBO	3,847.798	58.68%
		SALES DELIVERY SOLUTION INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

Exhibit A-48

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		ASCENSUS TRUST COMPANY FBO	1,728.969	26.37%
		PREMIER FIELD DEVELOPMENT 401(K) PS
		P.O. BOX 10758
		FARGO ND 58106-0758
		NEW YORK LIFE INVESTMENT MGMT	966.899	14.75%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay Retirement 2030 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	318,817.164	20.18%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	236,307.369	14.96%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	15,519,147.313	89.15%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,887,633.192	10.84%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,384.917	100.00%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	340,279.497	70.77%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		FIIOC FBO	130,274.633	27.09%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	NFS LLC FEBO	9,331.297	29.60%
		RICHARD PULASKI TTEE
		AJ'S CUSTOM HOME IMPROVEMENT I
		FBO RICHARD PULASKI
		29 WHALEN ST
		NORTH BABYLON NY 11703-4421
		MID ATLANTIC TRUST COMPANY FBO	8,453.538	26.82%
		READFIELD MEATS, INC. 401(K)
		PROFIT SHARING PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228

Exhibit A-49

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NFS LLC FEBO	3,811.552	12.09%
		KEVIN R WALL TTEE
		CHIROWALL INC
		2616 E VALENCIA ST
		GILBERT AZ 85296-8671
		MID ATLANTIC TRUST COMPANY FBO	2,733.718	8.67%
		L&M CONSTRUCTION CO INC 401(K) PROF
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		LU'S INTERNATIONAL FOOD INC PSP 401	2,114.537	6.71%
		TAI-PENG LU TTEE
		HSING-MEI LU TTEE
		FBO HSING-MEI LU
		3550 GREENSTONE PL
		REDDING CA 96001-1375
		LU'S INTERNATIONAL FOOD INC PSP	2,114.537	6.71%
		TAI-PENG LU TTEE
		HSING-MEI LU TTEE
		FBO TAI-PENG LU
		3550 GREENSTONE PL
		REDDING CA 96001-1375
MainStay Retirement 2040 Fund	CLASS A	JOHN HANCOCK TRUST COMPANY LLC	171,670.620	19.05%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NATIONAL FINANCIAL SERVICES LLC	118,209.392	13.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	12,512,537.753	89.71%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,428,901.051	10.24%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,356.983	88.52%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		ASCENSUS TRUST CO FBO	305.734	11.48%
		ALLIANCE INSURANCE SERVICES LLC 401
		ASCENSUS TRUST COMPANY
		PO BOX 10577
		FARGO ND 58106-0577

Exhibit A-50

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		0
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	437,935.773	80.76%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		FIIOC FBO	100,043.486	18.45%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	NFS LLC FEBO	8,920.607	78.01%
		JEFFREY COLON TTEE
		LANDSCAPES BY JEFFCO INC 401K
		PSP
		241 BROADWAY
		HUNTINGTON STATION NY 11746-1428
		NEW YORK LIFE INVESTMENT MGMT	1,037.538	9.07%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay Retirement 2050 Fund	CLASS A	JOHN HANCOCK TRUST COMPANY LLC	57,054.550	19.60%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NATIONAL FINANCIAL SERVICES LLC	34,295.850	11.78%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		ROLLA COSTER INC PENSION PLN TST	30,087.915	10.34%
		LILLIAN CHUNG-KANG TTEE
		700 E UNION ST #210
		PASADENA CA 91101-5667
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	6,089,918.945	82.85%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,259,359.181	17.13%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,418.288	88.99%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		ASCENSUS TRUST CO FBO	298.949	11.00%
		ALLIANCE INSURANCE SERVICES LLC 401
		ASCENSUS TRUST COMPANY
		PO BOX 10577
		FARGO ND 58106-0577

Exhibit A-51

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	377,872.007	91.78%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		FIIOC FBO	27,878.230	6.77%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	NFS LLC FEBO	13,537.906	64.28%
		JEFFREY COLON TTEE
		LANDSCAPES BY JEFFCO INC 401K
		PSP
		241 BROADWAY
		HUNTINGTON STATION NY 11746-1428
		MID ATLANTIC TRUST COMPANY FBO	2,732.273	12.97%
		LIFETIME FAMILY MEDICINE 401(K) PRO
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	2,682.888	12.74%
		PASCACK VALLEY LEARNING CENTER
		401(K) PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
MainStay Retirement 2060 Fund	CLASS A	NYLIAC SMA	2,567.065	52.11%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NEW YORK LIFE TRUST CO	1,923.258	39.04%
		CUST FOR THE ROTH IRA OF
		CHARLES M PONDER
		8280 YMCA PLAZA DR BLDG 1
		BATON ROUGE LA 70810-0927
		NEW YORK LIFE TRUST CO	419.566	8.52%
		CUST FOR THE IRA OF
		CLAYTON G D ELDER
		607 GARDEN ST APT 3
		HOBOKEN NJ 07030-3903
	INVESTOR	NYLIAC SMA	2,568.066	13.59%
	CLASS	ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NEW YORK LIFE TRUST CO	1,708.280	9.04%
		CUST FOR THE ROTH IRA OF
		PAIGE N OPINSKI
		3709 NOTRE DAME AVE
		MERCED CA 95348-2109
		NEW YORK LIFE TRUST CO	1,436.759	7.60%
		CUST FOR THE ROTH IRA OF
		AMY V TRUONG
		223 OCTAVIA ST
		SAN FRANCISCO CA 94102-5813

Exhibit A-52

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE TRUST CO	1,070.787	5.67%
		CUST FOR THE IRA OF
		MARJORIE B KERSTETTER
		4212 249TH CT SE
		ISSAQUAH WA 98029-5792
		NEW YORK LIFE TRUST CO	1,054.270	5.58%
		CUST FOR THE IRA OF
		THOMAS J BOHNENBERGER
		634 HICKORY ST
		OLD FORGE PA 18518-1320
	CLASS I	NYLIAC SMA	501,247.764	94.03%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		JOHN HANCOCK TRUST COMPANY LLC	31,849.178	5.97%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	NYLIAC SMA	2,568.560	100.00%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	59,628.229	95.88%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R3	MONTEBELLO PROFESSIONAL PHARMACY	4,793.944	65.09%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
		NYLIAC SMA	2,563.568	34.81%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
MainStay S&P 500 Index Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,480,979.784	15.56%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	1,242,795.158	13.06%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		MORGAN STANLEY SMITH BARNEY	498,581.449	5.24%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	11,759,291.930	84.95%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

Exhibit A-53

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

MainStay Short Duration High Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	13,163,005.187	45.77%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	3,816,473.453	13.27%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		MORGAN STANLEY SMITH BARNEY	1,883,626.817	6.55%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
	CLASS C	RAYMOND JAMES	961,805.571	18.04%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		NATIONAL FINANCIAL SERVICES LLC	744,901.334	13.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MORGAN STANLEY SMITH BARNEY	565,622.565	10.61%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	418,071.722	7.84%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	379,105.639	7.11%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		AMERICAN ENTERPRISE INVESTMENT SVC	340,948.879	6.39%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	9,584,896.723	15.88%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		LPL FINANCIAL	8,212,160.935	13.61%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	5,965,176.974	9.88%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905

Exhibit A-54

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	MERRILL LYNCH PIERCE FENNER &	5,858,620.213	9.71%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	NEW YORK LIFE INSURANCE CO	4,461,662.700	7.39%
	MAINSTAY VP MODERATE GROWTH ALLOC
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NATIONAL FINANCIAL SERVICES LLC	3,383,099.557	5.61%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	AMERICAN ENTERPRISE INVESTMENT SVC	3,276,046.021	5.43%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	UBS WM USA	3,121,945.160	5.17%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
CLASS R2	UBS WM USA	7,453.600	63.03%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	NEW YORK LIFE INVESTMENT MGMT	3,081.366	26.06%
	TIMOTHY FLORIN TRA
	C/O MARY AULL
	30 HUDSON ST FL 23
	JERSEY CITY NJ 07302-4600
	PERSHING LLC	1,290.106	10.91%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
CLASS R3	NEW YORK LIFE INVESTMENT MGMT	2,878.861	81.45%
	TIMOTHY FLORIN TRA
	C/O MARY AULL
	30 HUDSON ST FL 23
	JERSEY CITY NJ 07302-4600
	NFS LLC FEBO	655.844	18.55%
	DAVID MICHAEL HILLMAN TTEE
	HILLMAN SALES & MKTING DEFND
	BENEFIT PEN
	SHREWSBURY MA 01545-2162

Exhibit A-55

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

MainStay Tax Advantaged Short Term Bond Fund	CLASS A	WELLS FARGO CLEARING SERVICES LLC	3,079,515.707	22.93%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MORGAN STANLEY SMITH BARNEY	2,005,113.799	14.93%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,757,790.690	13.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,298,299.637	9.67%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NYLIFE DISTRIBUTORS INC	1,051,694.852	7.83%
		MARTA HANSEN DIRECTOR
		BRIAN WICKWIRE MANAGING DIRECTOR
		AUDIT ACCOUNT
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	989,197.987	7.37%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	MERRILL LYNCH PIERCE FENNER &	4,459,368.220	26.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION TEAM
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	3,347,485.083	19.85%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		CHARLES SCHWAB & CO INC	2,016,576.217	11.96%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905

Exhibit A-56

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		MORGAN STANLEY SMITH BARNEY	1,493,242.206	8.86%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		WELLS FARGO CLEARING SERVICES LLC	1,300,256.438	7.71%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	914,083.445	5.42%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
MainStay Total Return Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,448,610.555	28.13%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	308,770.919	6.00%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS B	WELLS FARGO CLEARING SERVICES LLC	105,408.470	21.82%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MERRILL LYNCH PIERCE FENNER &	51,700.265	10.70%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	44,083.098	9.12%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	37,166.353	7.69%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	26,706.938	5.53%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

Exhibit A-57

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS C	UBS WM USA	275,409.567	14.21%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	MERRILL LYNCH PIERCE FENNER &	249,470.731	12.87%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	JACKSONVILLE FL 32246-6484
	NATIONAL FINANCIAL SERVICES LLC	233,439.469	12.05%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	WELLS FARGO CLEARING SERVICES LLC	209,353.549	10.80%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	RAYMOND JAMES	123,446.726	6.37%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	MORGAN STANLEY SMITH BARNEY	102,860.541	5.31%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC	23,877,248.878	21.98%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	UBATCO & CO	13,639,893.400	12.56%
	FBO COLLEGE SAVINGS GROUP
	PO BOX 82535
	LINCOLN NE 68501-2535
	UBATCO & CO FBO BRIGHT START	10,757,429.759	9.90%
	6811 S 27TH ST
	LINCOLN NE 68512-4823
	NEW YORK LIFE INSURANCE CO	9,045,608.338	8.33%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	UBATCO & CO FBO ACES TRUST FUND	8,446,060.511	7.78%
	6811 S 27TH ST
	LINCOLN NE 68512-4823

Exhibit A-58

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

		NEW YORK LIFE INSURANCE CO	7,940,773.164	7.31%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	352,627.634	100.00%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	UBS WM USA	9,253.477	77.59%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		NEW YORK LIFE INVESTMENT MGMT	2,672.703	22.41%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
	CLASS R3	NFS LLC FEBO	2,656.356	35.33%
		JACK C HOEY
		CHERYL A HOEY TTEE
		VALLEY DENTAL CARE DBP
		1077 TRANCAS STREET
		NAPA CA 94558-2905
		NEW YORK LIFE INVESTMENT MGMT	2,502.044	33.27%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	2,361.308	31.40%
		DR GEORGE E OWUSU TTEE
		GEVANS MEDICAL PRACTICE PC
		1280 GIVAN AVE
		BRONX NY 10469-2924
	CLASS R6	NEW YORK LIFE INVESTMENT MGMT	2,521.150	100.00%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay U.S. Equity Opportunities Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,161,558.225	35.93%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	1,070,118.833	9.24%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100

Exhibit A-59

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

	PERSHING LLC	1,020,751.025	8.81%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	AMERICAN ENTERPRISE INVESTMENT SVC	1,009,902.026	8.72%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
INVESTOR	WELLS FARGO CLEARING SERVICES LLC	30,634.488	5.05%
CLASS	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
CLASS C	RAYMOND JAMES	2,019,782.479	18.58%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN: COURTNEY WALLER
	ST PETERSBURG FL 33716-1100
	MORGAN STANLEY SMITH BARNEY	1,957,410.041	18.01%
	HARBOR SIDE FINANCIAL CENTER
	PLAZA 2 3RD FLOOR
	JERSEY CITY NJ 07311
	AMERICAN ENTERPRISE INVESTMENT SVC	1,735,101.927	15.96%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	PERSHING LLC	1,440,455.028	13.25%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
	MERRILL LYNCH PIERCE FENNER &	857,936.228	7.89%
	SMITH INC - FOR THE SOLE BENEFIT
	OF ITS CUSTOMERS
	ATTN: FUND ADMINISTRATION
	4800 DEER LAKE DRIVE EAST 3RD FL
	JACKSONVILLE FL 32246-6484
	UBS WM USA	721,047.556	6.63%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
	NATIONAL FINANCIAL SERVICES LLC	717,770.239	6.60%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	LPL FINANCIAL	543,810.449	5.00%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

Exhibit A-60

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS

CLASS I	NEW YORK LIFE INSURANCE CO	13,857,825.563	19.86%
	MAINSTAY VP MODERATE GROWTH ALLOC
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	7,485,329.982	10.73%
	MAINSTAY VP GROWTH ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	AMERICAN ENTERPRISE INVESTMENT SVC	6,521,019.017	9.35%
	FBO
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
	NEW YORK LIFE INSURANCE CO	6,335,953.376	9.08%
	MAINSTAY VP MODERATE ALLOCATION
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	6,311,287.896	9.05%
	MAINSTAY MODERATE GROWTH ALLOC FD
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	4,851,539.443	6.95%
	MAINSTAY MODERATE ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600
	NEW YORK LIFE INSURANCE CO	3,889,537.790	5.58%
	MAINSTAY GROWTH ALLOCATION FUND
	30 HUDSON ST 23RD FLOOR
	ATTN: CHRIS FEIND
	JERSEY CITY NJ 07302-4600

Exhibit A-61

Exhibit B

Principal Accountant Fees, Services AND InDEPENDENCE

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Trust (the “Reporting Periods”) for professional services rendered by KPMG LLP for the audit of the Trust’s annual financial statements, or services that are normally provided by KPMG LLP in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Period Ended	Fees
April 30, 2017	$214,900
April 30, 2016	$188,400
November 30, 2016	$199,400
November 30, 2015	$221,000
October 31, 2016	$1,446,400
October 31, 2015	$1,334,200

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG LLP to the Trust that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Period Ended	Fees
April 30, 2017	$0
April 30, 2016	$2,500
November 30, 2016	$0
November 30, 2015	$0
October 31, 2016	$5,000
October 31, 2015	$7,500

These audit-related services included review of financial highlights for the Funds’ registration statements and issuance of consents to use of the auditor’s reports.

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:

Fiscal Period Ended	Fees
April 30, 2017	$0
April 30, 2016	$0
November 30, 2016	$0
November 30, 2015	$0
October 31, 2016	$0
October 31, 2015	$0

Exhibit B-1

These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(4) All Other Fees. The aggregate fees billed for products and services provided by KPMG LLP, other than the services reported in paragraphs (1) through (3) above were: (i) $0, during each of the fiscal periods ended April 30, 2017, November 30, 2016 and October 31, 2016, and (ii) $0, during each of the fiscal periods ended April 30, 2016, November 30, 2015 and October 31, 2015.

All non-audit fees billed by KPMG LLP for services rendered to the Funds for each of the fiscal periods ended April 30, 2017, November 30, 2016 and October 31, 2016 and April 30, 2016, November 30, 2015 and October 31, 2015 are disclosed in paragraphs (2) through (4) above.

The aggregate non-audit fees billed by KPMG LLP for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $0, each of the fiscal periods ended April 30, 2017, November 30, 2016 and October 31, 2016, and (ii) $0, for each of the fiscal periods ended April 30, 2016, November 30, 2015 and October 31, 2015.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Trust’s Audit Committee Charter, the Audit Committee has adopted Pre-approval Policies and Procedures (the “Procedures”) to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any of the Funds’ Service Affiliates if the engagement directly impacts the Trust’s operations and financial reporting.

In accordance with the Procedures, the Audit Committee is responsible for the engagement, with the approval of a majority of the Independent Trustees, of the independent registered public accounting firm to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Audit Committee may annually consider and/or pre-approve a list of the types of services the Trust may request from the independent registered public accounting firm in that fiscal year. In addition, the Audit Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Audit Committee to delegate authority to one or more of its members who are Independent Trustees (the “Designated Member”) to pre-approve or refer to the full Audit Committee any proposed non-audit services that have not been previously approved by the Audit Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Audit Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm’s provision of a requested non-audit service, the matter may be presented to the full Audit Committee for its consideration and action.

(5) Independence. In accordance with Public Company Accounting Oversight Board Rule 3526 (“PCAOB Rule 3526”), KPMG LLP has informed the Audit Committee that it may not qualify as independent under Rule 2-01 of Regulation S-X (the “Loan Provision”), as interpreted by the Staff of the SEC, in light of a lending relationship certain employees of KPMG LLP maintain with the parent company of a beneficial owner of more than 10% of the equity securities of the MainStay Epoch Capital Growth Fund (the “Fund”). KPMG LLP has indicated that this relationship does not influence the audits of the Fund or KPMG LLP’s objectivity and impartiality on issues encompassed within its engagement, and that it believes that a reasonable investor possessing all the facts regarding its borrowing and audit relationships would conclude that KPMG LLP was able to exhibit the requisite objectivity and impartiality to report on the Fund’s financial statements. Legal counsel to the Fund has advised the Fund that it may rely on recent “no-action” relief granted by the Staff of SEC to continue to fulfill its regulatory requirements under the federal securities laws by using the audit services performed by KPMG LLP. KPMG LLP acted as independent auditors of the Fund for its most recently completed fiscal year and has been appointed as independent auditors for the Fund’s current fiscal year.

Exhibit B-2

Appendix A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

MAINSTAY FUNDS TRUST

THE MAINSTAY FUNDS

MAINSTAY VP FUNDS TRUST

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

(each a “Fund” and collectively, the “Funds”)

Nominating and Governance Committee Charter

Formation

The Board of Trustees (the “Board”) of each Fund has established a Nominating and Governance Committee (the “Committee”) of the Board of each Fund, subject to the terms and conditions of this Charter. The Committees of the Funds may meet and act jointly. This Charter is intended to govern the conduct of each Committee, as well as the Committees’ joint actions. References in this Charter to “Committee” are, as the context warrants, to each Committee or to the Committees acting jointly as a single body.

Membership

The Committee will be composed exclusively of Trustees of the Funds, each of whom is not an “interested person” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”). The Committee will have at least three (3) members. Other Board members, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chairman of the Committee.

Purposes

The purposes of the Committee are to:

1.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds;

2.	Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members;

3.	Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;

4.	Make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and

5.	Oversee the self-assessment of the Board, its committees and its members.

In carrying out these purposes, the Committee will, as it deems necessary or appropriate:

A-1

Fund Governance

1.	provide recommendations to the Board for improving the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds, including but not limited to the following: (i) the responsibilities of the Board and its committees; (ii) the relationship of the Board to the adviser(s) to the Funds; (iii) the standard of conduct expected of members of the Board, (iv) the respective functions of the Chairman of the Board and the officers of the Funds, and (v) the process of Board self-assessment.

Size, Structure and Composition of the Board and Qualifications for Membership

1.	review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to Independent Trustees, the number and types of committees, the functions of the Funds’ officers and the types of expertise and experience needed among the Trustees;

2.	be involved in the orientation and training of new Trustees and continuing the education of all Trustees; and

3.	recommend to the Board with respect to the level and types of compensation for Board members. The Committee shall review such compensation arrangements annually or at such other times or intervals as it deems necessary or appropriate.

Identification and Nomination of Candidates for Membership; Board Committees

1.	develop a list of possible candidates in the event of any vacancies on or additions to the Board;

2.	evaluate the candidates’ qualifications for such positions, and in the case of candidates for Independent Trustee positions, their independence from any investment adviser or other principal service provider. Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act;

3.	evaluate any candidates nominated by shareholders in compliance with appropriate policies or procedures;

4.	recommend candidates for nomination by the Board for Board membership; and

5.	recommend the Board’s committee structure, committee membership and chairmanship for action by the Board.

Self-assessment of the Board and its Members

1.	The Committee shall recommend a plan and schedule to the Board for annual self-assessment by the Board, its committees and its individual members.

2.	The Committee shall oversee the process of self-assessment approved by the Board.

Other

1.	Review and consider compliance and risk-related matters relevant to the duties and responsibilities of the Committee, in coordination with the Risk and Compliance Oversight Committee of the Board, as appropriate.

2.	Consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities.

Powers of the Committee

In carrying out its purposes, the Committee will have the following powers:

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a.	consistent with the terms of this Charter, to meet with and obtain information and reports from the Funds’ service providers on such subjects relating to the duties and responsibilities of the Committee;

b.	to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

c.	to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter;

d.	to delegate any portion of its authority to one or more members, with any action taken pursuant to such delegation to be reported to the Committee at its next meeting; and

e.	to perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee by the Board from time to time..

Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person or by telephone conference, such regular or special meetings, pursuant to such notice and call as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.

Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board. The Board also may make changes to this Charter from time to time, with or without a prior recommendation by the Committee. This Charter, including any amendments to it, will be maintained in the records of the Funds.

The foregoing Charter was reviewed and approved by the Boards of Trustees of each Fund (except MainStay Funds Trust and MainStay VP Funds Trust) at a meeting held on June 7, 2007, by the Board of Trustees of MainStay Funds Trust at a meeting held on April 8, 2009, and by the Board of Trustees of MainStay VP Funds Trust at a meeting held on December 15, 2010; amended by the Boards of each Fund at a meeting held on December 14, 2011.

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Appendix B

POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

MainStay Group of Funds

MAINSTAY FUNDS TRUST

THE MAINSTAY FUNDS

MAINSTAY VP FUNDS TRUST

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

Policies for Consideration of Board Member Candidates

Pursuant to the Charter of the Nominating & Governance Committees of MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal Opportunities Fund (collectively, the “Nominating & Governance Committee” of the “Funds”), the Nominating & Governance Committee is charged with evaluating the qualifications of candidates to serve on the Boards of Directors/Trustees (collectively, the “Board”) and with making nominations for members of the Board who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Directors”). These Policies shall apply to the Nominating & Governance Committee’s consideration of Board member candidates.

Qualification of Candidates

In assessing the qualifications of a candidate for membership on the Board, the Nominating & Governance Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant, such as those set forth in Schedule A to these Policies. The Nominating & Governance Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating & Governance Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All equally qualified candidates will be treated equally in consideration by the Nominating & Governance Committee.

No person shall be qualified to be a Board member unless the Nominating & Governance Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Funds to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Funds’ organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

Nominations from Shareholders

While the Nominating & Governance Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating & Governance Committee may consider nominations from shareholders of MainStay Funds Trust, The MainStay Funds, and MainStay Defined Term Municipal Opportunities Fund and owners of variable annuity contracts or variable universal life insurance policies that have selected MainStay VP Funds Trust as an investment option (collectively, “Shareholders”). Shareholders may submit for the Nominating & Governance Committee’s consideration recommendations regarding potential candidates for service on the Board. Each eligible Shareholder or shareholder group may submit no more than one candidate each calendar year.

In order for the Nominating & Governance Committee to consider Shareholder submissions, the following requirements must be satisfied regarding the candidate:

(a)	The candidate must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

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(b)	The candidate may not be the nominating Shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating Shareholder or any member of the nominating shareholder group.[1]

(c)	Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating Shareholder or any member of a nominating shareholder group.

(e)	The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating Shareholder or any such member of the nominating shareholder group.

(f)	The candidate may not control the nominating Shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A Shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating & Governance Committee.

In order for the Nominating & Governance Committee to consider Shareholder submissions, the following requirements must be satisfied regarding the Shareholder or shareholder group submitting the candidate:

(a)	The Nominating & Governance Committee only will consider Shareholder submissions that are received within the one year immediately preceding the Nominating & Governance Committee’s consideration of Board member candidates.

(b)	Any Shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Funds that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Shareholder or shareholder group must also bear the economic risk of the investment.

Shareholders or shareholder groups submitting candidates to the Nominating & Governance Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Funds’ Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating & Governance Committee. This submission to the Secretary of the Funds must include:

(a)	Contact information for the nominating Shareholder or shareholder group;

(b)	A certification from the nominating Shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c)	The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

1        The terms “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

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(d)	All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e)	A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds’ proxy statement, if so designated by the Nominating & Governance Committee and the Funds’ Board.

It shall be in the Nominating & Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Adopted by the Boards of Directors/Trustees of each Fund (except MainStay VP Funds Trust) at a meeting held on September 30, 2009, and by the Board of Trustees of MainStay VP Funds Trust at a meeting held on December 15, 2010.

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Schedule A

Responsibilities and Desired Qualities of Independent Directors

Primary Responsibilities

The Independent Director’s primary responsibility is management oversight of the Funds on behalf of Shareholders. Director responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with Shareholders. When considering Board member nominations, the Board will evaluate the diversity of professional experience represented by its current members, and identify specific criteria for a new director to fill a targeted area of expertise.

Personal Attributes

•	Public or private sector stature sufficient to instill confidence.
•	High personal and professional integrity.
•	Good business sense.
•	Able to commit the necessary time to prepare for and attend meetings.
•	Not financially dependent on trustee retainer and meeting fees.

Skills, Experience and Qualifications for decision making

•	General understanding of financial issues, investing, financial markets and technology.
•	General understanding of balance sheets and operating statements.
•	First-hand knowledge of investing.
•	Experience in working in highly regulated and complex legal framework.
•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.
•	Ability to be critical, but not confrontational.
•	Demonstrated ability to contribute to Board and committee process.
•	Ability to consider diverse issues and make timely, well-informed decisions.
•	Familiarity with the securities industry.
•	Qualification as an “Audit Committee Financial Expert” (desired but not required).

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